CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Depositor

         Commercial Mortgage Pass-Through Certificates, Series 2001-CK1


                             UNDERWRITING AGREEMENT

                                                             March 5, 2001


CREDIT SUISSE FIRST BOSTON CORPORATION
Eleven Madison Avenue
New York, New York 10010

MCDONALD INVESTMENTS INC.
800 Superior Avenue
Cleveland, Ohio 44114

MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED
4 World Financial Center, 26th Floor
250 Vesey Street
New York, New York  10080-1326

SALOMON SMITH BARNEY INC.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

1. Introductory. Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Depositor"), proposes to form a commercial mortgage trust (the "Trust"), which will issue securities entitled Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CK1, certain classes of which securities the Depositor proposes to sell to you hereunder (such classes of such securities to be sold hereunder, collectively, the "Certificates"). Each Certificate will evidence a fractional undivided, percentage interest or beneficial interest in the Trust. The terms on which the Trust will issue the Certificates will be specified in the Prospectus (as defined herein). The property of the Trust will consist of a pool of 142 mortgage loans, secured by 157 multifamily and commercial properties (collectively, the "Mortgage Loans") that will be purchased by the Depositor from Column Financial, Inc. ("Column") and KeyBank National Association ("KeyBank" and, together with Column, the "Mortgage Loan Sellers") pursuant to separate Mortgage Loan Purchase Agreements (each, a "Mortgage Loan Purchase Agreement"). The assets of the Trust are collectively referred to herein as the "Trust Fund". The Mortgage Loans will be transferred to the Trust, and the Certificates will be issued, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer (the "Master Servicer"), ORIX Real Estate Capital Markets, LLC,

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as special servicer (the "Special Servicer"), and Wells Fargo Bank Minnesota,
N.A., as trustee (the "Trustee").

     The offering of the Certificates made pursuant to the Registration Statement (as defined herein) will be made through you as underwriters. This Agreement provides for the sale of such Certificates to, and the purchase and offering thereof by, you, as underwriters (the "Underwriters" and, individually, an "Underwriter"). Schedule I shall specify the principal balance of each class of the Certificates to be issued and any terms thereof not otherwise specified in the Pooling and Servicing Agreement, the classes of Certificates subject to this Agreement, the price at which such Certificates are to be purchased by the Underwriters from the Depositor, the aggregate amount of Certificates to be purchased by you and the initial public offering price or the method by which the price at which such Certificates are to be sold will be determined. The offering of the Certificates will be governed by this Agreement.

     2. Representations and Warranties of the Depositor. The Depositor represents and warrants to you as of the date hereof as follows:

     (a) a registration statement on Form S-3, including a prospectus and such amendments thereto as may have been required to the date hereof, relating to the Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), in the form heretofore delivered to you, has been filed with the Securities and Exchange Commission (the "Commission") and has become effective; such registration statement, as amended (excluding any related Computational Materials and ABS Term Sheets (each as defined in Section 8(a) below) previously filed or to be filed and any Computational Materials and ABS Term Sheets relating to securities other than the Certificates), and the prospectus relating to the sale of the Certificates offered thereby by the Depositor and constituting a part of such registration statement, as such prospectus is from time to time amended or supplemented (including any prospectus filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission (the "Rules and Regulations") under the Act), are respectively referred to herein as the "Registration Statement" and the "Base Prospectus"; the conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Act have been satisfied with respect to the Registration Statement; and no other amendment to the Registration Statement (other than any amendment thereof by reason of Rule
429) will be filed which shall be reasonably disapproved by you promptly after reasonable notice thereof;

     (b) there is no request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information; the Commission has not issued any stop order suspending the effectiveness of the Registration Statement and the Depositor is not aware of any proceeding for that purpose having been instituted or threatened; and there has been no notification with respect to the suspension of the qualification for sale of the Certificates for sale in any jurisdiction or any proceeding for such purpose having been instituted or threatened;

     (c) the Registration Statement (i) on its effective date and on the date of the then most recently filed Prospectus Supplement conformed in all respects to the requirements of the Act and the Rules and Regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on the date hereof will conform in all respects to the requirements of the Act and the Rules and Regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Base Prospectus and the supplement to the Base Prospectus prepared pursuant to Section 5(a) below (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus"), on the date hereof and on the Specified Delivery Date will conform in all respects to the requirements of the Act and the Rules and Regulations thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing does not apply to (A) the information contained in or omitted from the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written or electronic information furnished to the Depositor by any Underwriter specifically for use therein, (B) the information contained in or omitted from the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and conformity with
(1) the Master Tape (it being acknowledged that the Master Tape was used to prepare the Prospectus Supplement, including, without limitation, Exhibit A-1 and Exhibit A-2 to the Prospectus Supplement and the accompanying diskette), (2) the representations and warranties of any Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement, or (3) any other information concerning the characteristics of the Mortgage Loans, the related obligors on the Mortgage Loans (the "Borrowers") or the related mortgaged real properties securing the Mortgage Loans (the "Mortgaged Properties") furnished to the Depositor or the Underwriters by any Mortgage Loan Seller, (C) the information regarding the Mortgage Loans, the Borrowers, the Mortgaged Properties and/or the Mortgage Loan Sellers contained in or omitted from the Prospectus Supplement, or any amendment thereof or supplement thereto, under the headings "Summary of Prospectus Supplement--The Underlying Mortgage Loans", "Risk Factors--Risks Related to the Underlying Mortgage Loans" and "Description of the Underlying Mortgage Loans", on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or (D) the information contained in or omitted from any Computational Materials and/or ABS Term Sheets (each as defined in Section 8(a) hereof), or any amendment thereof or supplement thereto, incorporated by reference in the Registration Statement or the Prospectus (or any amendment thereof or supplement thereto). The "Master Tape" consists of the compilation of underlying information and data regarding the Mortgage Loans covered by the Independent Accountants Report on Applying Agreed Upon Procedures dated March 5, 2001, as supplemented to the Closing Date, and rendered by Arthur Andersen LLP.;

     (d) the Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as described in the Prospectus, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Depositor, and is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business;

     (e) the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Certificates conform, or will conform as of the Specified Delivery Date (as defined herein), to the description thereof contained in the Registration Statement and the Prospectus; and the Certificates, on the date hereof, will have been duly and validly authorized and, when such Certificates are duly and validly executed by the Depositor or the Trustee, authenticated by the Trustee and delivered in accordance with the Pooling and Servicing Agreement and delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling and Servicing Agreement;

     (f) the issue and sale of the Certificates and the compliance by the Depositor with all of the provisions of the Certificates, this Agreement and the Pooling and Servicing Agreement, the execution and delivery by the Depositor of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are within the corporate power of the Depositor and have been, or will have been, duly authorized by all necessary corporate action on the part of the Depositor; and neither the execution and delivery by the Depositor of such instruments, nor the consummation by the Depositor of the transactions herein or therein contemplated, nor the compliance by the Depositor with the provisions hereof or thereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Depositor, (B) conflict with any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, (C) conflict with any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound or (D) except as contemplated by the Pooling and Servicing Agreement, result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any such indenture, mortgage, contract or other instrument;

     (g) there are no actions or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, either of the Mortgage Loan Purchase Agreements or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or either of the Mortgage Loan Purchase Agreements, (iii) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability against the Depositor of this Agreement, the Pooling and Servicing Agreement, either of the Mortgage Loan Purchase Agreements or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Certificates described in the Prospectus;

     (h) there has not been any material adverse change in the business, operations, financial condition, properties or assets of the Depositor since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Depositor to perform its obligations under this Agreement, the Pooling and Servicing Agreement or either of the Mortgage Loan Purchase Agreements;

     (i) there are no contracts, indentures or other documents of a character required by the Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto;

     (j) the Depositor possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Depositor has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Depositor;

     (k) this Agreement has been duly authorized, executed and delivered by the Depositor;

     (l) on the Specified Delivery Date, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will have been duly authorized, executed and delivered by the Depositor and will be valid and binding agreements of the Depositor, enforceable against the Depositor in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

     (m) all approvals, authorizations, consents, orders or other actions of any person, corporation or other organizations, or of any court, governmental agency or body or official (except with respect to the state securities or "blue sky" laws of various jurisdictions) required in connection with the valid and proper authorization, issuance and sale of the Certificates pursuant to this Agreement and the Pooling and Servicing Agreement have been or will be taken or obtained on or prior to the Specified Delivery Date;

     (n) at the Specified Delivery Date, each of the Mortgage Loans will meet the criteria for selection described in the Prospectus Supplement;

     (o) the characteristics of the Trust Fund will not subject the Trust to registration as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

     (p) at the time of the execution and delivery of the Pooling and Servicing Agreement, the Depositor (A) except as disclosed in the Prospectus, will convey to the Trustee, or cause to be conveyed to the Trustee, all of the Depositor's right, title and interest in and to the Mortgage Loans being transferred to the Trustee pursuant to the Pooling and Servicing Agreement, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively "Liens") granted by or imposed upon the Depositor, (B) will not have assigned to any other person any of its right, title or interest in the Mortgage Loans or in the Pooling and Servicing Agreement or the Certificates, and (C) will have the power and authority to transfer or cause the transfer of the Mortgage Loans to the Trustee and to sell the Certificates to the Underwriters. Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired ownership of all of the Depositor's right, title and interest in and to the Mortgage Loans except to the extent disclosed in the Prospectus, and upon delivery to the Underwriters of the Certificates pursuant hereto, each Underwriter will have good title to the Certificates purchased by such Underwriter, in each case free of Liens granted by or imposed upon the Depositor;

     (q) under generally accepted accounting principles and for federal income tax purposes, the Depositor will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the sale of the Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Certificates;

     (r) the consideration received by the Depositor upon the sale of the Certificates to the Underwriters will constitute at least reasonably equivalent value and fair consideration for the Certificates;

     (s) the Depositor will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Certificates to the Underwriters;

     (t) the Depositor is not selling the Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Depositor;

     (u) at the Specified Delivery Date, the respective Classes of Certificates shall have been assigned ratings no lower than those set forth in Schedule I hereto by the nationally recognized statistical rating organizations identified in Schedule I hereto (the "Rating Agencies"); and

     (v) any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing Agreement and the Certificates payable by the Depositor (other than income taxes) have been paid or will be paid at or prior to the Specified Delivery Date.

     3. Purchase, Sale and Delivery of Certificates. The closing for the purchase and sale of the Certificates contemplated hereby (the "Closing"), shall be made at the date, location and time of delivery set forth in Schedule I hereto, or such later date as shall be mutually acceptable to the Underwriters and the Depositor (such date and time of purchase and sale of the Certificates being herein called the "Specified Delivery Date"). Delivery of the Certificates will be made in book-entry form through the facilities of The Depository Trust Company ("DTC"). Each class of Certificates will be represented by one or more definitive global certificates to be deposited by or on behalf of the Depositor with DTC. Delivery of the Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price for the Certificates to or upon the order of the Depositor by wire transfer of immediately available funds or by such other method as may be acceptable to the Depositor.

     The Depositor agrees to have the Certificates available for inspection by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Specified Delivery Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Certificates for sale to the public as set forth in the Prospectus. It is further understood that the Depositor in reliance upon Policy Statement 105, has not filed and will not file an offering statement pursuant to
Section 352-e of the General Business Law of the State of New York with respect to the Certificates. As required by Policy Statement 105, each Underwriter therefore covenants and agrees with the Depositor that sales of the Certificates made by such Underwriter in the State of New York will be made only to institutional investors within the meaning of Policy Statement 105.

     5. Covenants of the Depositor. The Depositor covenants and agrees with you that:

     (a) the Depositor has prepared and/or shall prepare a Prospectus Supplement setting forth the amount of Certificates covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Certificates are to be purchased by the Underwriters from the Depositor, either the initial public offering price or the method by which the price at which such Certificates are to be sold will be determined, the selling concessions and reallowances, if any, and such other information as you and the Depositor deem appropriate in connection with the offering of such Certificates, but the Depositor shall not file any amendments to the Registration Statement as in effect with respect to the Certificates (other than an amendment by reason of Rule 429 under the Act), or any amendments or supplements to the Prospectus, unless it has first delivered copies of such amendments or supplements to you and given you a reasonable opportunity to review the same, or if you have reasonably objected thereto promptly after receipt thereof; the Depositor shall immediately advise you or your counsel (i) when notice is received from the Commission that any post-effective amendment to the Registration Statement (other than an amendment by reason of Rule 429 under the Act) has been filed or has become or will become effective or any supplement to the Prospectus or any amended Prospectus, in each case relating to the Certificates specified in
Schedule I has been filed and will furnish you with copies thereof, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information relating to the Certificates and
(iii) of any order or communication suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Certificates or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any authority administering any state securities or "blue sky" law, as soon as the Depositor is advised thereof, and shall use its best efforts to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued. Subject to the Underwriters' compliance with their obligations set forth in Section 8 below and receipt by the Depositor of a letter from Arthur Andersen, satisfactory in form and substance to the Depositor, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the Depositor, as a result of which they have determined that the information included in the Computational Materials and ABS Term Sheets provided by such Underwriter to the Depositor for filing on Form 8-K pursuant to Section 8 and this subsection (a), and that the accountants have examined in accordance with such agreed upon procedures, is accurate except as to such matters that are not deemed by the Depositor to be material, the Depositor shall file with the Commission a Current Report on Form 8-K including any Computational Materials and ABS Term Sheets provided to it by any Underwriter pursuant to Section 8 below not later than the date on which such Current Report is required to be filed with the Commission;

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


     (b) if, at any time when the Prospectus is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Depositor shall prepare and file with the Commission, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance;

     (c) the Depositor shall make generally available to the holders of the Certificates (the "Certificateholders"), in each case as soon as practicable, earning statements covering (i) a period of 12 months beginning not later than the first day of the Trust's fiscal quarter next following the effective date of the Registration Statement and (ii) a period of 12 months beginning no later than the first day of the Trust's fiscal quarter next following the date hereof, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission with respect to the Certificates. The Depositor shall cause the Pooling and Servicing Agreement to require the Trustee to furnish or make available, within a reasonable time after the end of each calendar year, to each holder of a Certificate at any time during such year, such information as the Depositor deems necessary or desirable to assist Certificateholders in preparing their federal income tax returns;

     (d) the Depositor shall furnish to you copies of the Registration Statement, the Prospectus, and all amendments and supplements to such documents relating to the Certificates, in each case as soon as available and in such quantities as you reasonably request;

     (e) the Depositor shall arrange for the qualification of the Certificates for sale and the determination of their eligibility for investment under the laws of such jurisdictions as you designate and shall continue such qualifications in effect so long as required for the distribution; provided, however, that neither the Depositor nor the Trust shall be required to qualify to do business in any jurisdiction where it is now not qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is now not subject to service of process;

     (f) the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of the Term Sheet for the Joint Conduit Securitizations between Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, Prudential Mortgage Capital Company, LLC, Column and KeyBank, as supplemented and modified by the Term Sheet for the Joint Securitizations among Column, Credit Suisse First Boston Corporation and KeyBank for Calendar Year 2001.

     (g) during the period when a prospectus is required by law to be delivered in connection with the sale of the Certificates pursuant to this Agreement, the Depositor shall file, or cause the Trustee to file on behalf of the Trust, on a timely and complete basis, all documents that are required to be filed by the related Trust with the Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Certificates subject to this Agreement will be subject to

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


the accuracy of the representations and warranties on the part of the Depositor as of the date hereof and the Specified Delivery Date, to the accuracy of the statements of the Depositor made pursuant to the provisions thereof, to the performance by the Depositor in all material respects of its obligations hereunder and to the following additional conditions precedent:

     (a) You shall have received from Arthur Andersen LLP, certified public accountants, letters dated the date of the Prospectus Supplement and the date of any preliminary version of the Prospectus Supplement delivered to prospective investors in the Certificates (a "Preliminary Prospectus Supplement" and, together with the accompanying form of the Base Prospectus, a "Preliminary Prospectus"), respectively, and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, stating in effect that, using the assumptions and methodology used by the Depositor, all of which shall be described in such letters, they have recalculated such numbers and percentages set forth in the Prospectus Supplement and any Preliminary Prospectus Supplement as the Underwriters may reasonably request and as are agreed to by Arthur Andersen LLP, compared the results of their calculations to the corresponding items in the Prospectus Supplement and any Preliminary Prospectus Supplement, respectively, and found each such number and percentage set forth in the Prospectus Supplement and any Preliminary Prospectus Supplement, respectively, to be in agreement with the results of such calculations.

     (b) all actions required to be taken and all filings required to be made by the Depositor under the Act prior to the Specified Delivery Date shall have been duly taken or made; and prior to the Specified Delivery Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Depositor or any Underwriter, shall be contemplated by the Commission;

     (c) unless otherwise specified in Schedule I, the Certificates subject to this Agreement and offered by means of the Registration Statement shall be rated the ratings specified in Schedule I, and shall not have been lowered or placed on any credit watch with a negative implication for downgrade;

     (d) you shall have received an opinion of in-house counsel to the Depositor, dated the Specified Delivery Date, in substantially the same form as Exhibit A attached hereto;

     (e) you shall have received opinions and a letter of Sidley & Austin, special counsel to the Depositor, dated the Specified Delivery Date, in substantially the same forms as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, attached hereto;

     (f) you shall have received an opinion of Long, Alderidge & Norman, special counsel to Column, dated the Specified Delivery Date, in substantially the same form as Exhibit C attached hereto;

     (g) you shall have received an opinion of Sidley & Austin, special counsel to Column, dated the Specified Delivery Date, in substantially the same form as Exhibit D attached hereto;

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



     (h) you shall have received an opinion of in-house counsel to KeyBank and the Master Servicer, dated the Specified Delivery Date, in substantially the same form as Exhibit E attached hereto;

     (i) you shall have received an opinion and a letter of Polsinelli, Shalton & Welte, P.C., special counsel to KeyBank, dated the Specified Delivery Date, in substantially the same forms as Exhibit F-1 and Exhibit F-2, respectively, attached hereto;

     (j) you shall have received an opinion of Phillips, Lytle, Hitchcock, Blaine & Huber, special counsel to KeyBank and the Master Servicer, dated the Specified Delivery Date, in substantially the same form as Exhibit G attached hereto;

     (k) you shall have received opinions of counsel to the trustee, dated the Specified Delivery Date, in substantially the same forms as Exhibit H-1 and Exhibit H-2, respectively, attached hereto;

     (l) you shall have received an opinion of counsel to the Special Servicer, dated the Specified Delivery Date, in substantially the same form as Exhibit I attached hereto;

     (m) you shall have received a certificate or certificates signed by one or more duly authorized officers of the Depositor, dated the Specified Delivery Date, in substantially the same forms as Exhibit J-1 and Exhibit J-2;

     (n) you shall have received a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Specified Delivery Date, in substantially the same form as Exhibit K;

     (o) you shall have received a certificate of the Master Servicer, signed by one or more duly authorized officers of the Master Servicer, dated the Specified Delivery Date, in substantially the same form as Exhibit L;

     (p) you shall have received a certificate of the Special Servicer, signed by one or more duly authorized officers of the Special Servicer, dated the Specified Delivery Date, in substantially the same form as Exhibit M; and

     (q) Column and KeyBank shall have sold the Mortgage Loans to the Depositor pursuant to the Mortgage Loan Purchase Agreements.

     7. Indemnification.

     (a) The Depositor shall indemnify and hold harmless each Underwriter, each of its officers and each of its directors and each person, if any, that controls any Underwriter within the meaning of the Act against any expenses, losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or

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


necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Depositor shall reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter and each such controlling person in connection with investigating or defending any such expense, loss, claim, damage, liability or action; provided, however, that the Depositor shall not be liable in any such case to the extent that any such expense, loss, claim, damage or liability (A) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with written or electronic information furnished to the Depositor by any Underwriter specifically for use therein (the "Underwriters' Information"), (B) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) in reliance upon and in conformity with (1) the Master Tape (it being acknowledged that the Master Tape was used to prepare any Preliminary Prospectus Supplement and the Prospectus Supplement, including, without limitation, Exhibit A-1 and Exhibit A-2 thereto and the accompanying diskette), (2) the representations and warranties of either Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement or (3) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished to the Depositor or the Underwriters by either Mortgage Loan Seller, or (C) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (other than a Depositor Mathematical Error (as defined below)) made in any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto) with respect to the Mortgage Loans, the Mortgaged Properties, the Borrowers and/or the Mortgage Loan Sellers under the headings "Summary of Prospectus Supplement--The Underlying Mortgage Loans", "Risk Factors--Risks Related to the Underlying Mortgage Loans" and "Description of the Underlying Mortgage Loans" therein, on Exhibit A-1 or Exhibit A-2 thereto or on the accompanying diskette, or (D) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Computational Materials or ABS Term Sheets (or any amendments thereof or supplements thereto) furnished to prospective investors and made a part of, or incorporated by reference into, the Registration Statement or in any Preliminary Prospectus or the Prospectus (or any amendment thereof or supplement thereto); and provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such expense, loss, claim, damage or liability purchased the Certificates which are the subject thereof if such Underwriter did not deliver to such person a copy of the Prospectus (or the Prospectus as most recently amended or supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act, the Depositor has previously furnished to such Underwriter copies thereof in sufficient quantity and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the

Prospectus as most recently amended or supplemented) and such correction would have cured the defect giving rise to any such expense, loss, claim, damage, liability or action.

     The Depositor and the Underwriters acknowledge that the following statements constitute the only Underwriters' Information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus: the second sentence of the second paragraph, and the only sentence of the sixth paragraph, on the cover of each of the Prospectus Supplement and any Preliminary Prospectus Supplement; the entire subsection entitled "Summary of Prospectus Supplement--Relevant Parties--Underwriters" in each of the Prospectus and any Prospectus Supplement; and the first sentence of the fourth paragraph, and the second sentence of the fifth paragraph, under the heading "Underwriting" in each of the Prospectus Supplement and any Preliminary Prospectus Supplement.

     A "Depositor Mathematical Error" consists of any untrue statement or omission made in the Prospectus Supplement or any Preliminary Prospectus Supplement as a result of an error in the manipulation of, or any calculations based upon, or any aggregation (other than an aggregation made in the Master
Tape) of, the numerical, financial and/or statistical information regarding the Mortgage Loans, the Mortgaged Properties, the Borrowers and/or the Mortgage Loan Sellers contained in the Master Tape or otherwise provided to the Depositor by either Mortgage Loan Seller.

     (b) Each Underwriter shall severally, and not jointly, indemnify and hold harmless the Depositor, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Depositor within the meaning of the Act or the Exchange Act against any expenses, losses, claims, damages or liabilities to which the Depositor or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, and shall reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such expense, loss, claim, damage, liability or action, in each case insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus Supplement, the Prospectus Supplement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii)(A) any untrue statement or alleged untrue statement of any material fact contained in the Computational Materials or ABS Term Sheets, as applicable, that such Underwriter provides to its respective potential investors, or (B) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no Underwriter shall be liable for any such loss, claim, damage, liability, cost or expense that arises out of an untrue statement or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus Supplement or the Prospectus Supplement (or any amendment thereof or supplement thereto), except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written or electronic information relating to such Underwriter furnished to the Depositor by such Underwriter specifically for use in such document; and provided, further, that no Underwriter shall be liable to the extent that any expense, loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any Computational Materials or ABS Term Sheets (or any amendment thereof or supplement thereto) made in reliance upon and in conformity with (A) the Master Tape (it being acknowledged that the Master Tape was used to prepare any Computational Materials and ABS Term Sheets), (B) the representations and warranties of either Mortgage Loan Seller set forth in or made pursuant to the related Mortgage Loan Purchase Agreement or (C) any other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers furnished to the Underwriters by the Depositor or either Mortgage Loan Seller (the error in the Master Tape or any such other information concerning the characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers or the breach in such representations and warranties that gave rise to such untrue statement or omission, a "Collateral Error"), except to the extent that a Mortgage Loan Seller or the Depositor notified such Underwriter in writing of such Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any case, a "Corrected Collateral Error") prior to the time of confirmation of sale to the person that purchased the Certificates that are the subject of any such loss, claim, damage, liability, cost or expense, or action in respect thereof, and such Underwriter failed to deliver to such person corrected Computational Materials or ABS Term Sheets (or, if the superseding or correcting information was contained in the Prospectus, failed to deliver to such person the Prospectus as amended or supplemented) at or prior to confirmation of such sale to such person. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Any Computational Materials or ABS Term Sheets (or amendments thereof or supplements thereto) so furnished to the Depositor by a particular Underwriter shall relate exclusively to and be, to the extent provided herein, the several responsibility of such Underwriter and no other Underwriter.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than in this
Section 7. In case any such action is brought against any indemnified party, after such indemnifying party has been notified of the commencement thereof, such indemnifying party shall be entitled to participate therein, and, to the extent that it may wish, shall be entitled to assume the defense thereof (jointly with any other indemnifying party similarly notified) with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding

(including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or
(iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party (in which case the fees and expenses shall be paid as incurred by the indemnifying party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing two sentences, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement without the consent of the indemnified party.

     (d) If recovery is not available under Section 7(a) or Section 7(b) for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution from the Depositor (in the case of Section 7(a)) or one or more Underwriters (in the case of Section 7(b)), as applicable, for the expenses, losses, claims, damages and/or liabilities intended to be covered under the relevant Section, except to the extent that contribution is not permitted under Section 11(f) of the Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Depositor on the one hand and each Underwriter on the other from the offering of the Certificates subject to this Agreement (taking into account the portion of the proceeds of the offering realized by each). In the event contribution according to the foregoing sentence is not permitted by law, in determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Depositor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter in connection with the offering of the Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The amount paid or payable by an indemnified party as a result of the expenses, losses, claims, damages or other liabilities referred to in this
Section 7 shall be deemed to include any legal fees and disbursements or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

     (f) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Depositor, any Underwriter, any of their respective directors or officers, or any person controlling the Depositor or any Underwriter, and (iii) acceptance of and payment for any of the Certificates.

     (g) The obligations of the Depositor under this Section 7 shall be in addition to any liability which the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Depositor and to each person, if any, who controls the Depositor within the meaning of the Act.

     8. Computational Materials.

     (a) The Underwriters agree to provide to the Depositor not later than 10:30 a.m., New York time, on the Business Day before the date on which a Current Report on Form 8-K is required to be filed by the Depositor with the Commission pursuant to the No-Action Letters (as defined below) (each, a "Current Report") five complete copies of all materials that have been provided by the Underwriters to prospective investors in the Certificates and that constitute
(i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 and issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 and issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") and (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 and issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together with the Kidder Letters, the "No-Action Letters"), and the Underwriters acknowledge that the filing of such materials is a condition of relief granted in such letter (such materials, the "Computational Materials" and the "ABS Term Sheets," respectively); provided, however, that any ABS Term Sheets are subject to the review and approval of the Depositor prior to their distribution to any prospective investors, and a copy of all such ABS Term Sheets and Computational Materials as are delivered to prospective investors shall, in addition to the foregoing delivery requirements, be delivered to the Depositor simultaneously with delivery thereof to prospective investors. Each delivery of Computational Materials and ABS Term Sheets to the Depositor pursuant to this Section 8(a) shall be effected by delivering four copies of such materials to counsel for the Depositor on behalf of the Depositor and one copy of such materials to the Depositor. No Underwriter shall provide to any investor or prospective investor in the Certificates any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials or ABS Term Sheets are required to be provided to the Depositor pursuant to this subsection (a) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Depositor in accordance with this subsection (a)) for filing pursuant to Section 5(a), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

     (b) As of the date of this Agreement and as of the Specified Delivery Date, each of the Underwriters represents and warrants to, and agrees with, the Depositor and with each other Underwriter that: (i) the Computational Materials and ABS Term Sheets furnished to the Depositor pursuant to Section 8(a) above, if any, constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by such Underwriter that is required to be filed with the Commission with respect to the Certificates in accordance with the No-Action Letters, and such Computational Materials and ABS Term Sheets comply with the requirements of the No-Action Letters; (ii) on the date any such Computational Materials and ABS Term Sheets with respect to such Certificates (or any written or electronic materials furnished to prospective investors on which such Computational Materials and ABS Term Sheets are based) were last furnished to each prospective investor and on the date of delivery thereof to the Depositor pursuant to Section 8(a) above and on such Specified Delivery Date, such Computational Materials and ABS Term Sheets (or materials) were accurate in all material respects when read in conjunction with the Prospectus (taking into account the assumptions explicitly set forth in the Computational Materials), except to the extent of any errors therein that are caused by Collateral Errors (other than Corrected Collateral Errors); (iii) such Underwriter will not represent to potential investors that any Computational Materials and ABS Term Sheets were prepared or disseminated on behalf of the Depositor; and (iv) all Computational Materials and ABS Term Sheets (or underlying materials distributed to prospective investors on which the Computational Materials and ABS Term Sheets were based) shall bear a legend substantially in the form of Exhibit N. Notwithstanding the foregoing, the Underwriters make no representation or warranty as to whether any Computational Materials and ABS Term Sheets (or any written or electronic materials furnished to prospective investors on which the Computational Materials and ABS Term Sheets are based), if any, included or will include any inaccurate statement resulting directly from any Collateral Errors (other than Corrected Collateral Errors).

     (c) All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided, however, that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. In the event that any Computational Materials and ABS Term Sheets that are required to be filed were based on assumptions with respect to the Mortgage Loans that are incorrect or that differ from the Master Tape in any material respect prior to the printing of the Prospectus, the Underwriters shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the information in the Master Tape and the final Certificate structuring assumptions, shall circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated orally to the Underwriters they would purchase all or any portion of the Certificates, and shall include such revised Computational Materials or ABS Term Sheets (marked "as revised") in the materials delivered to the Depositor pursuant to Section 8(a) above.

     (d) If, within the period during which a prospectus relating to the Certificates is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Depositor or the related Underwriter, to contain a material error or omission, such Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials or ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to such Underwriter they would purchase all or any portion of the Certificates, or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials or ABS Term Sheets (marked, "as corrected") to the Depositor for filing with the Commission in a subsequent Form 8-K submission (subject to the Depositor's obtaining an accountant's comfort letter in respect of such corrected Computational Materials and ABS Term Sheets, which the parties acknowledge shall be at the expense of the Mortgage Loan Sellers). As of the date that either Underwriter disseminates any Computational Materials or ABS Term Sheets, such Underwriter shall not have any knowledge or reason to believe that such Computational Materials or ABS Term Sheets contained any material error or omission and each Underwriter agrees to promptly notify the Depositor of any such material error or omission of which such Underwriter becomes aware. Notwithstanding the foregoing, the Underwriters make no representation or warranty as to whether any Computational Materials or ABS Term Sheets (or any written or electronic materials furnished to prospective investors on which the Computational Materials or ABS Term Sheets are based) included or will include any inaccurate statement resulting directly from any Collateral Error (other than a Corrected Collateral Error).

     (e) Each Underwriter shall be deemed to have represented, as of the Specified Delivery Date, that, except for Computational Materials and ABS Term Sheets provided to the Depositor pursuant to subsection (a) above, such Underwriter did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Certificates that is required to be filed with the Commission in accordance with the No-Action Letters, and each Underwriter shall separately provide the Depositor with a certification to that effect on the Specified Delivery Date.

     (f) In the event of any delay in the delivery by either Underwriter to the Depositor of Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (a) above, or in the delivery of the accountant's comfort letter in respect thereof pursuant to Section 5(a), the Depositor shall have the right to delay the release of the Prospectus to investors or to the Underwriters, to delay the Specified Delivery Date and to take other appropriate actions in each case as necessary in order to allow the Depositor to comply with its agreement set forth in Section 5(a) to file the Computational Materials and ABS Term Sheets by the time specified therein.

     (g) Each Underwriter further represents and warrants that, if and to the extent it has provided any prospective investors with any Computational Materials or ABS Terms Sheets prior to the date hereof in connection with the offering of the Certificates, all of the conditions set forth in clauses (a),
(c), (d) and (f) above have been satisfied with respect thereto.

     9. Default of Underwriters. If any Underwriter defaults in its obligations to purchase Certificates hereunder and the aggregate principal amount of Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Certificates to be purchased hereunder, Credit Suisse First Boston Corporation may make arrangements satisfactory to the Depositor for the purchase of such Certificates by other persons, but if no such arrangements are made by the Specified Delivery Date, Credit Suisse First Boston Corporation shall be obligated to purchase the Certificates that such defaulting Underwriter agreed but failed to purchase hereunder. If any Underwriter so defaults and the aggregate principal amount of Certificates with respect to which such default occurs exceeds 10% of the total principal amount of Certificates to be purchased hereunder and arrangements satisfactory to the non-defaulting Underwriters and the Depositor for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Depositor, except as provided in
Section 5(f) and Section 7. As used in this Agreement, the term "Underwriter" includes any person substituted for a Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     10. Termination of the Obligations of the Underwriters. (a) Any Underwriter may terminate its obligations under this Agreement by notice to the Depositor, at any time at or prior to the Specified Delivery Date if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Depositor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Depositor shall be unable to perform its obligations under this Agreement.

     (b) The obligations of any Underwriter to purchase on the Specified Delivery Date its allocation of the Certificates described in Schedule I shall be terminable by such Underwriter if (i) at any time on or prior to the Specified Delivery Date (A) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or there shall have been any setting of minimum prices for trading on such exchange, (B) a general moratorium on commercial banking activities in New York shall have been declared by any Federal or New York State authorities, (C) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in your judgment as representative of such Underwriters, impracticable to consummate the transactions contemplated herein or is such as would materially and adversely affect the marketability of or the market price for such Certificates or (D) any change or any development involving a prospective change occurs, materially and adversely affecting (1) the Trust Fund taken as a whole or (2) the business or properties of the Depositor, which, in the reasonable judgment of such Underwriter, in the case of either (1) or (2), materially impairs the investment quality of the Certificates or (ii) any representation or warranty of another party shall be incorrect in any material respect.

     11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements by the Depositor and of the several Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of such Underwriters, the Depositor or any of its officers or directors or any controlling person, and shall survive delivery of and payment of the related Certificates.

     If this Agreement is terminated pursuant to Section 10 above or if for any reason the purchase by the Underwriters of the Certificates described Schedule I is not consummated, the obligations of the Depositor and the Underwriters pursuant to Section 7 above shall remain in effect.

     12. Notices. All communications hereunder shall be in writing and, if sent to Credit Suisse First Boston Corporation, shall be mailed, delivered or telecopied to it at Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010, Attention: Reese Mason, Telecopy No.: (212) 325-6800; if sent to McDonald Investments, Inc., shall be mailed, delivered or telecopied to it at McDonald Investments Inc., 800 Superior Avenue, Cleveland, Ohio 44114, Attention: Joseph Chinnici, Telecopy No.: (216) 443-2951 (with a copy to Robert C. Bowes at KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, Telecopy No.: (216) 689-5681); if sent to Merrill Lynch, Pierce, Fenner & Smith, Incorporated, shall be mailed, delivered or telecopied to it at 4 World Financial Center, 26th Floor, 250 Vesey Street, New York, New York 10080-1326, Attention: John Gluszak, Telecopy No.: (212) 738-2053; if sent to Salomon Smith Barney Inc., shall be mailed, delivered or telecopied to it at Salomon Smith Barney Inc., 388 Greenwich Street, 11th Floor, New York, New York 10013, Attention: Angela Hutzel, Telecopy No.: (212) 816-8307; or, if sent to the Depositor, shall be mailed, delivered or telecopied to it at Credit Suisse First Boston Mortgage Securities Corp., Eleven Madison Avenue, New York, New York 10010, Attention: Reese Mason, Telecopy No.: (212) 325-6800; or, in the case of any of the foregoing parties, to such other address as may be furnished by such party to the other parties.

     13. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 above, and their successors and assigns, and no other person shall have any right or obligation hereunder. No purchaser of any Certificates from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon it will become a binding agreement among the Depositor and the several Underwriters in accordance with its terms. Alternatively, the execution of this Agreement by the Depositor and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telegraphic or other written communications.

                                Very truly yours,

                                CREDIT SUISSE FIRST BOSTON MORTGAGE
                                         SECURITIES CORP.,
                                         as Depositor

                                By:
                                   --------------------------------
                                         Name:
                                         Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION,
as Underwriter

By:
   -------------------------------------
         Name:
         Title:


McDONALD INVESTMENTS INC.,
as Underwriter


By:
   -------------------------------------
         Name:
         Title:


MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED, as Underwriter

By:
   -------------------------------------
         Name:
         Title:

SALOMON SMITH BARNEY INC.,
as Underwriter

By:
   -----------------------------------
         Name:
         Title:

                                   SCHEDULE I
                                   ----------

Certificates: Commercial Mortgage Pass-Through certificates, Series 2001-CK1, Class A-1, A-2, A-3, B, C and D.


Closing: 10:00 A.M., March 16, 2001, at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022.


Prospectus: Prospectus Supplement dated March 5, 2001 and Base Prospectus dated March 5, 2001 (Registration Statement No.: 333-53012)

Total Principal Amount of Certificates:  $854,414,000 (approximate)

Total Principal Amount:
-----------------------
         Class A-1                   $106,000,000
         Class A-2                   $149,000,000
         Class A-3                   $498,435,000
         Class B                     $ 42,917,000
         Class C                     $ 45,441,000
         Class D                     $ 12,621,000

Ratings (Moody's/Fitch):
------------------------
         Class A-1                   Aaa/AAA
         Class A-2                   Aaa/AAA
         Class A-3                   Aaa/AAA
         Class B                      Aa2/AA
         Class C                       A2/A
         Class D                      A3/A-

         Initial
Pass-Through Rates:
------------------------
         Class A-1                   5.9000%
         Class A-2                   6.2500%
         Class A-3                   6.3800%
         Class B                     6.5600%

         Class C                     6.7300%
         Class D                     6.8400%

         Price
(Expressed as a Percentage of Par):

         Class A-1                      %
         Class A-2                      %
         Class A-3                      %
         Class B                        %
         Class C                        %
         Class D                        %

                             Certificates Purchased

                                             CLASS A-1            CLASS A-2            CLASS A-3
             UNDERWRITER                 PRINCIPAL AMOUNT     PRINCIPAL AMOUNT     PRINCIPAL AMOUNT
             -----------                 ----------------     ----------------     ----------------
Credit Suisse First Boston
Corporation                               $81,000,000          $124,000,000         $423,435,000
McDonald Investments Inc.                 $25,000,000          $25,000,000          $25,000,000
Merrill Lynch, Pierce, Fenner
& Smith, Incorporated                     $0                   $0                   $0
Salomon Smith Barney Inc.                 $0                   $0                   $25,000,000
Total                                     $106,000,000         $149,000,000         $498,435,000


                                             CLASS B              CLASS C              CLASS D
                UNDERWRITER              PRINCIPAL AMOUNT     PRINCIPAL AMOUNT     PRINCIPAL AMOUNT
                -----------              ----------------     ----------------     ----------------
Credit Suisse First Boston
Corporation                               $42,917,000          $45,441,000          $12,621,000
McDonald Investments Inc.                 $0                   $0                   $0
Merrill Lynch, Pierce, Fenner
& Smith, Incorporated                     $25,000,000          $0                   $0
Salomon Smith Barney Inc.                 $0                   $0                   $0
Total                                     $42,917,000          $45,441,000          $12,621,000

                                 EXHIBIT A
                                 ---------

              Form of Opinion of In-house Counsel to the Depositor



                                 March __, 2001

To the Parties Listed on Annex A hereto

            Re: Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     I am a Vice President and Counsel of Credit Suisse First Boston Corporation ("CSFB") and have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the "Depositor"), in connection with certain matters relating to: (i) its purchase from Column Financial, Inc. ("Column") of various mortgage assets, including without limitation, certain multifamily and commercial mortgage loans, pursuant to the Mortgage Loan Purchase Agreement, dated as of March 5, 2001 (the "Column Mortgage Loan Purchase Agreement"), between the Depositor and Column; (ii) its purchase from KeyBank National Association (the "KeyBank") of certain other mortgage assets, including without limitation, certain multifamily and commercial mortgage loans, pursuant to the Mortgage Loan Purchase Agreement, dated as of March 5, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between the Depositor and KeyBank, (iii) the issuance of the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK1, consisting of 21 classes designated Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class A-X, Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V (the "Certificates"); (iv) the sale by the Depositor of the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates, pursuant to the Underwriting Agreement, dated as of March 5, 2001 (the "Underwriting Agreement"), between the Depositor, CSFB, McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated and Salomon Smith Barney Inc., and
(v) the sale by the Depositor of the Class A-X, Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates, pursuant to the Certificate Purchase Agreement, dated as of March 5, 2001 (the "Certificate Purchase Agreement"), between the Depositor and CSFB. The Certificates are being issued pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2001 ("Pooling and Servicing Agreement"), by and among the Depositor, as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Pooling and Servicing Agreement.

     In rendering the opinions set forth below, I have examined and relied upon the originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Underwriting

Agreement, the Certificate Purchase Agreement, the Pooling and Servicing Agreement, Column Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement (collectively, the "Agreements"), specimen forms of the Certificates, and such certificates, corporate records and other documents, agreements, instruments and opinions, as I have deemed appropriate as a basis for the opinions hereinafter expressed. In connection with such examination, I have assumed the genuineness of all signatures (other than with respect to the Depositor), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens and the authenticity of the originals of such documents, agreements and instruments submitted to me as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, to the extent such matters do not constitute legal conclusions. As to any facts materials to such opinions that were not known to me, I have relied upon statements, certificates and representations of officers and other representatives of the Depositor, Column, KeyBank, CSFB, the Trustee and public officials.

     Based upon and subject to the foregoing, I am of the opinion that:

          1. The Depositor is incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite power and authority to execute and deliver the Agreements, and to perform its obligations thereunder.

          2. The execution, delivery and performance of the Agreements have been duly authorized by the Depositor, and the Agreements have been duly executed and delivered by the Depositor.

          3. The Certificates have been duly authorized by all necessary corporate action of the Depositor.

          4. The issuance of the Certificates pursuant to the Pooling and Servicing Agreement, the execution and delivery by the Depositor of the Agreements, the performance by the Depositor of its obligations under the Agreements and the consummation by the Depositor of the transactions therein contemplated, do not conflict with or result in a breach or violation of the Depositor's certificate of incorporation or bylaws or, to my knowledge, conflict with or result in a breach or violation of any material indenture, agreement or instrument to which the Depositor is a party or by which it or any of its property is bound, or any judgement, decree or order applicable to the Depositor, of any New York State or federal court, regulatory body, administrative agency or other governmental authority, other than potential conflicts, breaches or violations, which individually and in the aggregate are not reasonably expected to have a material adverse effect on the ability of the Depositor to perform its obligations under the Agreements.

          5. To my knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Depositor (a) asserting the invalidity of any of the Agreements or the Certificates, (b) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Agreements, or (c) which would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability (with respect to the Depositor) of, the Agreements or the Certificates. For purposes of the opinion set forth in this paragraph, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the Depositor a present intention to initiate such proceedings.

     I am a member of the Bar of the State of New York and this opinion is limited by the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America (in each case without regard to conflicts of laws principles). I am not licensed to practice law in the State of Delaware, and the opinion in paragraph (1) above as to Delaware General Corporation Law is based solely on standard compilations of the official statutes of Delaware. I express no opinion as to the effect of the laws of any other jurisdiction on matters addressed in this opinion.

     This opinion is limited to the matters specifically addressed herein, and I express no opinion as to any other matters relating to, or which may arise in connection with, the consummation of the transactions contemplated by the Agreements.

     I am furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose.

                                              Very truly yours,

                                     Annex A

Credit Suisse First Boston Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York  10010

Fitch, Inc.
One State Street Plaza
New York, New York  10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland  21044-3562

McDonald Investments Inc.
800 Superior Avenue
Cleveland, Ohio 44114

Merrill Lynch, Pierce, Fenner & Smith Incorporated
570 Washington Street, 3rd Floor
New York, New York 10080

Salomon Smith Barney Inc.
388 Greenwich Street, 11th Floor
New York, New York, 10013

                                   EXHIBIT B-1

     Form of Opinion I of Sidley & Austin, Special Counsel to the Depositor



                                 March 16, 2001

Credit Suisse First Boston                    Salomon Smith Barney Inc.
  Mortgage Securities Corp.                   388 Greenwich Street, 11th Floor
11 Madison Avenue                             New York, New York  10013
New York, New York  10010

Credit Suisse First Boston Corporation        Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                             45 Broadway, 12th Floor
New York, New York 10010                      New York, New York 10006

McDonald Investments Inc.                     Moody's Investors Service, Inc.
800 Superior Avenue                           99 Church Street
Cleveland, Ohio  44114                        New York, NY  10008

Merrill, Lynch, Pierce, Fenner                Fitch, Inc.
  & Smith Incorporated                        One State Street Plaza, 31st Floor
4 World Financial Center -26th Floor          New York, New York  10004
250 Vesey Street
New York, New York 10080-1326

            Re: Credit Suisse First Boston Mortgage Securities Corp.
                Commercial Mortgage Pass-Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     We have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") with respect to certain matters in connection with the following transactions (collectively, the "Transactions"):

          (i) the filing by the Depositor of a registration statement on form S-3 (No. 333-53012) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), for purposes of registering under the Securities Act of 1933, as amended (the "1933 Act"), certain offerings of mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

          (ii) the sale by Column Financial Inc. ("Column"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement, dated as of



                                     B-1-1

     March 5, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser;

          (iii) the sale by KeyBank National Association ("KeyBank"), and the purchase by Depositor, of a segregated pool of multifamily and commercial mortgage loans (the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of March 5, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser;

          (iv) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $997,140,787 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK1 (the "Certificates"), consisting of 21 classes designated Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class A-X, Class, Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Wells Fargo Bank Minnesota, N. A., as trustee (the "Trustee");

          (v) the transfer of the Column Mortgage Loans and the KeyBank Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor;

          (vi) the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald"), Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("SSBI"; and, collectively with CSFB, McDonald and Merrill Lynch, in such capacity, the "Underwriters") of the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of March 5, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters; and

          (vii) the sale by the Depositor, and the purchase by CSFB (in such capacity the "Initial Purchaser") of the Class A-X, Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates (collectively, the "Privately Offered Certificates"), pursuant to the Certificate Purchase Agreement dated as of March 5, 2001 (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchaser.

                  The Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Column Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.



                                     B-1-2

     For purposes of this opinion letter, we have reviewed:

          (i) the Agreements;

          (ii) the Registration Statement;

          (iii) the Prospectus, dated March 5, 2001, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus");

          (iv) the Prospectus Supplement, dated March 5, 2001, specifically relating to the Trust and the Publicly Offered Certificates (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"); and

          (v) the Confidential Offering Circular, dated March 5, 2001, relating to the Trust and certain classes of the Privately Offered Certificates (including all exhibits and annexes thereto, the "Confidential Offering Circular").

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

                  In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except as and to the extent expressly addressed in Opinion Paragraph 7 below, the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by each of the parties thereto, (ix) except as and to the extent expressly addressed in Opinion Paragraph 5 below, the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (x) compliance with the Agreements by all parties thereto and, in the case of the Pooling and Servicing Agreement, by the registered holders and beneficial owners of the Certificates, and (xi) the absence of any other agreement that


                                     B-1-3
supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein.

     Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York;
(4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

     When used in this opinion, the term "knowledge" or words of similar import mean the actual knowledge of facts or other information of the Sidley & Austin attorneys currently practicing law with this firm who have been actively involved in any material respect in representing the Depositor in connection with the Transactions. In that regard we have conducted no special or independent investigation of factual matters in connection with this opinion letter.

     In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (in each case without regard to conflicts of law principles). In addition, we do not express any opinion with respect to (i) the tax, securities or "doing business" laws of any particular State, including, without limitation, the



                                     B-1-4

State of New York, or (ii) any law, rule or regulation to which the Depositor may be subject as a result of any other person's or entity's legal or regulatory status or any such other person's or entity's involvement in the Transactions. Furthermore, we do not express any opinion with respect to any matter not expressly addressed below.

     Based upon and subject to the foregoing, we are of the opinion that:

          1. The Registration Statement has become effective under the 1933 Act.

          2. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened.

          3. The Registration Statement, the Basic Prospectus and the Prospectus Supplement, as of their respective effective or issue dates (other than the financial statements, schedules and other financial and statistical information contained therein or omitted therefrom, as to which we express no opinion), complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder.

          4. To our knowledge, there are no material contracts, indentures or other documents relating to the Publicly Offered Certificates of a character required to be described or referred to in the Registration Statement or the Prospectus Supplement or to be filed as exhibits to the Registration Statement, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

          5. Each of the Agreements constitutes a valid, legal and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms.

          6. The Certificates, when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and paid for in accordance with the Underwriting Agreement and the Certificate Purchase Agreement, will be entitled to the benefits of the Pooling and Servicing Agreement.

          7. The execution, delivery and performance of the Agreements by the Depositor will not conflict with or result in a material breach or violation of any federal or State of New York statute, rule or regulation of general applicability in transactions of the type contemplated by the Agreements.

          8. No consent, approval, authorization or order of any federal or State of New York court, agency or other governmental body is required for the consummation by the Depositor of the transactions contemplated by the terms of the Agreements, except such as may be required under the securities laws of the State of New York and other particular States in connection with the purchase and the offer and sale of the Certificates by the Underwriters and the Initial Purchaser, as to which we express no opinion, and except such as have been obtained.

          9. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended. The Trust is not required to be registered under the Investment Company Act of 1940, as amended.



                                     B-1-5

          10. The statements set forth in the Prospectus Supplement under the headings "Description of the Offered Certificates" and "The Pooling and Servicing Agreement", and in the Basic Prospectus under the headings "Description of the Certificates" and "Description of the Governing Documents", and in the Confidential Offering Circular under the heading "Transfer and Exchange; Restrictions", insofar as such statements purport to summarize certain material provisions of the Certificates and the Pooling and Servicing Agreement, are accurate in all material respects.

          11. The statements set forth in the Prospectus Supplement under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", in the Basic Prospectus under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", and in the Confidential Offering Circular under the headings "Certain ERISA Considerations", "Certain Federal Income Tax Consequences" and "Legal Investment", to the extent that they purport to describe certain matters of federal law or legal conclusions with respect thereto, while not discussing all possible consequences of an investment in the Certificates to all investors, provide in all material respects an accurate summary of such matters and conclusions set forth under such headings.

          12. As described in the Prospectus Supplement and the Confidential Offering Circular, (A) REMIC I will qualify as a real estate mortgage investment conduit (a "REMIC") within the meaning of Sections 860A through 860G of the Internal Revenue Code of 1986 in effect on the date hereof (the "REMIC Provisions") and the REMIC I Regular Interests will be "regular interests" (as defined in the REMIC Provisions), and the REMIC I Residual Interest will constitute the sole "residual interest" (as defined in the REMIC Provisions), in REMIC I, (B) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC II Regular Interests will be "regular interests", and the REMIC II Residual Interest will constitute the sole "residual interest", in REMIC II, and (C) REMIC III will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC III Regular Interest Certificates will evidence "regular interests", and the REMIC III Residual Interest will constitute the sole "residual interest", in REMIC III.

          13. The respective portions of the Trust consisting of Grantor Trust R and Grantor Trust V will each be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code of 1986.

          14. Assuming (a) the accuracy of the respective representations and warranties of the Initial Purchaser and the Depositor contained in the Certificate Purchase Agreement, (b) the performance by the Initial Purchaser and the Depositor of their respective covenants contained in the Certificate Purchase Agreement, and (c) in the case of each investor that purchases Privately Offered Certificates from the Initial Purchaser, the accuracy of the deemed representations and warranties set forth under the caption "Notice to Investors" in the Confidential Offering Circular, the offer and sale of the Privately Offered Certificates by the Depositor to the Initial Purchaser, and by the Initial Purchaser to investors who purchase from it, in the manner contemplated in the Confidential Offering Circular, the Certificate Purchase Agreement and the Pooling and Servicing Agreement, are transactions that do not require registration of the Privately Offered Certificates under the 1933 Act.



                                     B-1-6

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                              Very truly yours,








                                     B-1-7

                                   EXHIBIT B-2

     Form of Opinion II of Sidley & Austin, Special Counsel to the Depositor

                                 March 16, 2001

Credit Suisse First Boston                    Salomon Smith Barney Inc.
  Mortgage Securities Corp.                   388 Greenwich Street, 11th Floor
11 Madison Avenue                             New York, New York  10013
New York, New York  10010

Credit Suisse First Boston Corporation        Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                             45 Broadway, 12th Floor
New York, New York 10010                      New York, New York 10006

McDonald Investments Inc.                     Moody's Investors Service, Inc.
800 Superior Avenue                           99 Church Street
Cleveland, Ohio  44114                        New York, NY  10008

Merrill, Lynch, Pierce, Fenner                Fitch, Inc.
  & Smith Incorporated                        One State Street Plaza, 31st Floor
4 World Financial Center -26th Floor          New York, New York  10004
250 Vesey Street
New York, New York 10080-1326

            Re: Credit Suisse First Boston Mortgage Securities Corp.,
                Commercial Mortgage Pass-Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     We have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and Column Financial, Inc. ("Column") with respect to certain matters in connection with the following transactions (collectively the "Transactions"):

          1. the sale by Column, and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of March 5, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser (such Transaction, the "Column Sale");

          2. the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of March 5, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser (such Transaction, the "KeyBank Sale");

          3. the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $997,140,787 Certificate Principal Balance of Commercial Mortgage Pass-Through



                                     B-2-1

     Certificates, Series 2001-CK1 (the "Certificates"), consisting of 21 classes designated Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class A-X. Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V pursuant to the Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee");

          4. the transfer of the Column Mortgage Loans and the KeyBank Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor (such Transaction, the "Transfer to the Trust");

          5. the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("SSBI"; and, collectively with CSFB, McDonald and Merrill Lynch, in such capacity, the "Underwriters") of the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates (collectively, the "Publicly Offered Certificates"), pursuant to the Underwriting Agreement dated as of March 5, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters; and

          6. the sale by the Depositor, and the purchase by CSFB (in such capacity, the "Initial Purchaser") of the Class A-X, Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates (collectively, the "Privately Offered Certificates"), pursuant to the Certificate Purchase Agreement dated as of March 5, 2001 (the "Certificate Purchase Agreement"), between the Depositor and the Initial Purchaser.

     The Pooling and Servicing Agreement, the Underwriting Agreement, the Certificate Purchase Agreement, the Column Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

     We have been asked by our clients to provide our opinion to you as to whether:

          (i) in connection with any bankruptcy proceedings instituted by or on behalf of Column under the Federal Bankruptcy Code, as amended (Title 11 of the United States Code)(the "Bankruptcy Code"), the Column Sale would be treated by a court as a true sale of the Column Mortgage Loans from Column to the Depositor rather than as a loan secured by the Column Mortgage Loans, such that the Column Mortgage Loans would not, on such basis, constitute property of Column's estate under Section 541(a)(1) of the Bankruptcy Code or property of Column subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of Column in such a proceeding; and



                                     B-2-2

          (ii) in connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such basis, constitute property of the Depositor's estate under Section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.

                  For purposes of this opinion letter, we have reviewed the following documents and all exhibits thereto (collectively, the "Relevant Documents"):

          (i) the Agreements;

          (ii) a certificate of Column regarding the Column Sale, a copy of which is attached hereto;

          (iii) a certificate of the Depositor regarding the Transfer to the Trust, a copy of which is attached hereto; and

          (iv) a certificate of CSFB regarding its sales of the Certificates purchased by it, a copy of which is attached hereto.

In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

                  In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed herein and contained in the Relevant Documents, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of the parties to each of the Agreements to enter into, perform under and consummate the transactions contemplated by such Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (ix) the constitution of each Agreement as the legal, valid and binding



                                     B-2-3
obligation of each party thereto, enforceable against such party in accordance with its terms, (x) compliance with the Agreements by all parties thereto, and
(xi) the conformity, to the requirements of the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of or at the direction of Column, KeyBank and/or the Depositor.

     In addition, we have assumed that the following statements are true and the following actions (except as otherwise indicated) have occurred on the date hereof based upon representations or other provisions in the Relevant Documents:

          (i) CSFB either has sold, or is actively attempting and expects to sell, to third parties unrelated to Column, the Depositor or any of their affiliates, substantially all of the Certificates acquired by CSFB pursuant to the Underwriting Agreement and the Certificate Purchase Agreement.

          (ii) The transfer of the Column Mortgage Loans by Column to the Depositor, the transfer of the Mortgage Loans by the Depositor to the Trust and the sale of the Certificates by the Depositor to the Underwriters and the Initial Purchaser, as provided in the Agreements, are contemporaneous exchanges in which Column and the Depositor, respectively, receive new value and consideration constituting reasonably equivalent value and fair consideration.

          (iii) Following the Column Sale and the Transfer to the Trust, neither Column nor the Depositor has the right to unilaterally modify or alter the terms of such Transactions. The consideration received by Column in connection with its sale of the Column Mortgage Loans to the Depositor, and by the Depositor in connection with its sales of the Certificates to the Underwriters and the Initial Purchaser, are, in each case, fixed and not subject to adjustment following the Closing Date.

          (iv) No provision exists whereby the terms of the Certificates, the Pooling and Servicing Agreement or the Column Mortgage Loan Purchase Agreement may be unilaterally modified by Column or the Depositor following the Column Sale and the Transfer to the Trust.

          (v) Pursuant to the Column Mortgage Loan Purchase Agreement, it is the intention of Column and the Depositor that the Column Sale constitute a sale by Column to the Depositor of all of Column's right, title and interest in and to the Column Mortgage Loans. Pursuant to the Pooling and Servicing Agreement, it is the intention of the Depositor and the Trustee that the Transfer to the Trust constitute an absolute transfer by the Depositor to the Trust of all of the Depositor's right, title and interest in and to the Mortgage Loans. Pursuant to the Column Mortgage Loan Purchase Agreement and/or the Pooling and Servicing Agreement, each of Column and the Depositor will treat the Column Sale as a sale (as opposed to a secured loan) under generally accepted accounting principles in the United States ("GAAP"), and pursuant to the Pooling and Servicing Agreement, the Underwriting Agreement and/or the Certificate Purchase Agreement, the Depositor will treat the Transfer to the Trust and the sale of the Certificates by the Depositor to the Underwriters and the Placement Agents as a sale (as opposed to a secured loan) under GAAP.



                                     B-2-4

          (vi) After the completion of the Column Sale and the Transfer to the Trust, none of Column, the Depositor or any of their affiliates has (i) the right to repurchase or otherwise to cause the reconveyance to itself of any Mortgage Loan or (ii) any obligation to repurchase or otherwise remove any Mortgage Loan from the Trust (other than, in the case of Column, in connection with a material breach of certain representations, warranties and covenants made by such party with respect to each Column Mortgage Loan, in the Column Mortgage Loan Purchase Agreement, and other than, in the case of Credit Suisse First Boston Mortgage Capital LLC ("CSFBMC"), an affiliate of Column and the Depositor, in connection with a material breach of certain representations, warranties and covenants made by such party with respect to each Column Mortgage Loan acquired from CSFBMC, in a Sellers Warranty Certificate dated as of March 2, 2001, from CSFBMC in favor of Column).

          (vii) There is no other agreement, arrangement or understanding, written or otherwise (including, without limitation, with respect to the Column Sale or the Transfer to the Trust), that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein.

          (viii) After the completion of the Column Sale and the Transfer to the Trust, neither Column nor the Depositor will take any action inconsistent with the Trust's ownership of the Mortgage Loans.

          (ix) Immediately before the Column Sale, Column owned the Column Mortgage Loans free and clear of any adverse claims or other interests. Immediately before the KeyBank Sale, KeyBank owned the KeyBank Mortgage Loans free and clear of any adverse claims or other interests. In connection with the KeyBank Sale, KeyBank will have validly and effectively conveyed to the Depositor all legal and beneficial ownership in and to each KeyBank Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The Depositor has not transferred and will not transfer its right, title and interest in and to any Mortgage Loan except to the Trustee as contemplated by the Pooling and Servicing Agreement. No adverse claims or other interests with respect to any Mortgage Loan were created by or through the Depositor, except as contemplated by the Agreements.

          (x) Each of Column and the Depositor has taken all actions required under applicable law to effectuate the Column Sale. Each of the Depositor and the Trustee has taken (or the Pooling and Servicing Agreement provides that, within a reasonable time period following the Closing Date, each of them will be required to take) all actions required under applicable law to effectuate the Transfer to the Trust.

          (xi) In connection with the Column Sale and the Transfer to the Trust, neither Column nor the Depositor had any intent to hinder, delay or defraud its present or future creditors.

          (xii) After giving effect to the Column Sale and the Transfer to the Trust, the value of the assets of each of Column and the Depositor, respectively, either taken at their present fair salable value or at fair valuation, exceeded the amount of the debts and obligations, including contingent and unliquidated debts and obligations, of Column and the Depositor, respectively.



                                     B-2-5

          (xiii) After giving effect to the Column Sale and the Transfer to the Trust, neither Column nor the Depositor was left with unreasonably small assets or capital with which to engage in and conduct its business.

          (xiv) After giving effect to the Column Sale and the Transfer to the Trust, neither Column nor the Depositor intends to, or believes that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

     There is limited judicial authority relating to the issue of when a transaction styled as a sale of assets or an absolute transfer of assets constitutes a true sale or an absolute transfer, as the case may be, as opposed to a secured loan, and we have not located any controlling precedent for the transactions described herein. However, the existing case law indicates that an analysis of a purported true sale or absolute transfer should examine the intent of the parties as well as the economic consequences of the transaction to determine whether they are consistent with characterization as a true sale or absolute transfer, as the case may be. Some of the most important factors relevant to this economic analysis include (i) whether the buyer or transferee has assumed the risks inherent in the ownership of the assets purportedly sold or transferred (i.e., whether the risk of loss has been borne by the buyer or transferee), (ii) the presence (or absence) of a fixed consideration that is not subject to further adjustment, given in connection with the purchase or transfer, (iii) the level of recourse (if any) that the buyer or transferee has against the seller or transferor, (iv) whether the buyer's or transferee's rights in the acquired assets could be extinguished by repayment of a debt owed by the seller or transferor or by the recovery of the consideration (if any) given in connection with the purchase or transfer and (v) in what circumstances (if any) the seller or transferor has the right or the obligation to repurchase or otherwise reacquire the assets or any interest therein.

     In rendering this opinion letter, we do not express any opinion concerning any law other than the Bankruptcy Code and the law of the State of New York to the extent that it may be applicable thereunder. We do not express any opinion on any matter not expressly addressed below.

     Based upon and subject to the foregoing, the further qualifications set forth below, and the reasoned analysis of analogous case law (although there is no precedent directly on point), it is our opinion that:

          1. In connection with any bankruptcy proceedings instituted by or on behalf of Column under the Bankruptcy Code, the Column Sale would be treated by a court as a true sale of the Column Mortgage Loans from Column to the Depositor, rather than as a loan secured by the Column Mortgage Loans, such that the Column Mortgage Loans would not, on such basis, constitute property of Column's estate under Section 541(a)(1) of the Bankruptcy Code or property of Column subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of Column in such a proceeding.

          2. In connection with any bankruptcy proceedings instituted by or on behalf of the Depositor under the Bankruptcy Code, the Transfer to the Trust would be treated by a court as an absolute transfer of the Mortgage Loans from the Depositor to the Trust, rather than as a loan secured by the Mortgage Loans, such that the Mortgage Loans would not, on such



                                     B-2-6
     basis, constitute property of the Depositor's estate under section 541(a)(1) of the Bankruptcy Code or property of the Depositor subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code that would be applicable to the property of the Depositor in such a proceeding.

     The foregoing opinions are subject to the qualifications that (i) the assumptions set forth herein are and continue to be true in all respects relevant to this opinion, (ii) there are no additional facts that would affect the validity of the assumptions set forth herein or upon which this opinion is based, (iii) any claim contrary to or inconsistent with any opinion expressed herein made in any judicial proceeding will be opposed and litigated to a final resolution by one or more persons or entities with standing to do so, (iv) such case is properly presented and argued, and (v) the law is properly applied.

     The foregoing opinions are not intended to be a guaranty as to what a particular court would actually hold, but an opinion as to the decision a court should reach if the issue were properly presented to it and the court followed what we believe to be the applicable legal principles. In that regard, you should be aware that bankruptcy opinions are subject to inherent limitations because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and policies may be subordinated, the potential relevance to the exercise of judicial discretion of future-arising facts and circumstances and the nature of the bankruptcy process.(1)


----------

(1) In that regard, we note the Memorandum Opinion dated February 5, 2001, issued by the bankruptcy court in In re: LTV Steel Company, Inc., et al., U.S. Bankr. Ct., Northern District of Ohio, Case No. 00-43866 (the "LTV Memorandum Opinion"). The LTV Memorandum Opinion arose in a case in which the debtor, LTV Steel Company ("LTV" or the "Debtor"), had entered into securitization arrangements with respect both to its inventory and its accounts receivable, selling its inventory to one special purpose subsidiary and its accounts receivable to another special purpose entity. (Neither special purpose entity was made a debtor in the jointly administered Chapter 11 filings of LTV and its subsidiaries). The Debtor filed a motion seeking use of the cash collections from the securitized assets on the basis that the sales were nothing more than disguised financings and the debtor and the agent for the financial institutions that invested in the two securitizations agreed to an interim order for the use of such cash collateral (the "Interim Order"). The Interim Order, among other things, (i) required the securitization investors, on an interim basis until the true sale issue could be decided, to turn over to LTV the cash proceeds of the securitized inventory and accounts receivable and (ii) purported to provide "adequate protection" to the securitization investors (treating them, in effect, as secured creditors) in the form of liens on LTV's accounts receivable and inventory and weekly interest payments at the non-default contract rate.

     The LTV Memorandum Opinion was issued in response to the motion of one of the investors in the accounts receivable securitization to modify the Interim Order, in part on the basis that the receivables transferred in the accounts receivable securitization were not property of the Debtor's estate. The bankruptcy court, while not determining the "fact-intensive issue" as to whether the inventory and receivables transferred were property of the estate (which determination required further discovery and an evidentiary hearing), did find that LTV "...has at least some equitable interest in the inventory and receivables, and that this interest is property of the Debtor's estate ... sufficient to support the entry of the interim cash collateral order." (LTV Memorandum Opinion at p. 14). The court based its decision in large part on its view of the equities of the case. The court noted in particular that failure to enter the interim cash collateral order "...would put an immediate end to Debtor's business, would put thousands of people out of work, would deprive 100,000 retirees of needed medical benefits, and would have more far reaching economic effects on the geographic areas where Debtor does business" (LTV Memorandum Opinion, pp. 14 - 15), while the Interim Order protected the securitization financing parties by its adequate protection provisions.

     The Debtor and the securitization investors subsequently settled their dispute over the terms of the Interim Order and the bankruptcy court therefore never made a final determination as to whether the assets transferred in the two securitizations were property of LTV's estate. The bankruptcy court did not cite case law or other support for



                                     B-2-7

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                              Very truly yours,



----------

   the proposition that a party that has sold accounts receivable, inventory or other property, retains an equitable interest in that property, and the bankruptcy court's finding that LTV retained such an interest could be read narrowly as one court's attempt to maintain the status quo pending a determination of the issue on the merits. Nonetheless, the LTV Memorandum Opinion serves as an example of the pervasive equity powers of bankruptcy courts, and the importance that such courts may ascribe to the goal of reorganization when faced with a dispute as to whether a transfer of assets integral to the ongoing operation of the debtor's business constitutes a true sale or a secured loan, particularly where the transfer is documented in a transaction deemed significant and complex by the court.



                                      B-2-8

                                   EXHIBIT B-3

       Form of Letter of Sidley & Austin, Special Counsel to the Depositor

                                 March 16, 2001

Credit Suisse First Boston Mortgage       Credit Suisse First Boston Corporation
  Securities Corp.                        Eleven Madison Avenue
Eleven Madison Avenue                     New York, NY  10010
New York, New York 10010


            Re: Credit Suisse First Boston Mortgage Securities Corp.
                Commercial Mortgage Pass-Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     We have acted as special counsel to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), Column Financial, Inc. ("Column"), and Credit Suisse First Boston Corporation ("CSFB") in connection with the following transactions (collectively, the "Transactions"):

          (i) the sale by Column, and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "Column Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of March 5, 2001 (the "Column Mortgage Loan Purchase Agreement"), between Column as seller and the Depositor as purchaser;

          (ii) the sale by KeyBank National Association ("KeyBank"), and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (the "KeyBank Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement dated as of March 5, 2001 (the "KeyBank Mortgage Loan Purchase Agreement"), between KeyBank as seller and the Depositor as purchaser;

          (iii) the creation of a commercial mortgage trust (the "Trust"), and the issuance of an aggregate $997,140,787 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK1 (the "Certificates"), consisting of 21 classes designated Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class A-X, Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee");

          (iv) the transfer of the Column Mortgage Loans and the KeyBank Mortgage Loans (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates; and


                                     B-3-1

          (v) the sale by the Depositor, and the purchase by CSFB of the Class A-X, Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V Certificates (collectively, the "Privately Offered Certificates"), pursuant to the Certificate Purchase Agreement dated as of March 5, 2001 (the "Certificate Purchase Agreement"), between the Depositor and CSFB.

     The Pooling and Servicing Agreement, the Certificate Purchase Agreement, the Column Mortgage Loan Purchase Agreement and the KeyBank Mortgage Loan Purchase Agreement are collectively referred to herein as the "Agreements". Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

     For the purposes of this letter, we have reviewed the following documents and all exhibits thereto (collectively, the "Relevant Documents"):

          (i) the Agreements, and

          (ii) the Confidential Offering Circular, dated March 5, 2001, relating to the Trust and the Class A-X, Class A-CP, Class A-Y, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates (including all exhibits and annexes thereto, the "Confidential Offering Circular").

     In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for rendering this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for rendering this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in this letter are based.

     In making the statements set forth below, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (viii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (ix) compliance with the Agreements by the parties thereto, (x) the conformity, to the requirements of the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of, or at the direction of, the Depositor and Column, and (xi) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed


                                     B-3-2
therein. In making the statements set forth below, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

     In the course of acting as special counsel to the Depositor, Column and CSFB, we have generally reviewed and discussed with certain representatives of the Depositor, Column, CSFB and the other parties to the Agreements and their respective counsel (in addition to us) the information set forth in the Confidential Offering Circular other than any documents or information included therein solely by incorporation by reference (all such documents and information so incorporated by reference shall be referred to herein as the "Excluded Information"). While we have made no independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Confidential Offering Circular, on the basis of the foregoing, nothing has come to our attention that causes us to believe that the Confidential Offering Circular (exclusive of the Excluded Information therein, as to which we express no view or belief), as of the date of the Confidential Offering Circular or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view or belief as to (i) any financial statements, schedules and other numerical, financial or statistical data set forth or referred to in or omitted from the Confidential Offering Circular, or (ii) any information contained in or omitted from the Confidential Offering Circular regarding the nature and characteristics of the Mortgage Loans, the Mortgaged Properties or the Borrowers. In that connection, we advise you that we have relied, to the extent that we may properly do so in the discharge of our professional responsibilities as experienced securities law practitioners, upon the judgment and statements of officers and representatives of the Depositor, Column and CSFB with respect to facts necessary to the determination of materiality. When used in this letter, the term "attention" or words of similar import mean the conscious awareness of facts or other information of the Sidley & Austin attorneys currently practicing law with this firm who have been actively involved in any material respect in representing any of the Depositor, Column or CSFB in connection with the Transactions. We call to your attention that, with your knowledge and consent, such Sidley & Austin attorneys have not examined or otherwise reviewed any of the Mortgage Files, any particular documents contained in such files or any other documents with respect to the Mortgage Loans for purposes of delivering this letter.

     The statements set forth herein are being made to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the views or belief expressed herein. This letter is being delivered solely for the benefit of the persons to which it is addressed in connection with the Transactions. It may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                              Very truly yours,






                                     B-3-3

                                    EXHIBIT C

                  Form of Opinion of Long, Alderidge & Norman,

                    Special Counsel to Column Financial, Inc.

                                              March 16, 2001



Credit Suisse First Boston                    Moody's Investors Service, Inc.
  Mortgage Securities Corp.                   99 Church Street
11 Madison Avenue                             New York, New York 10007
New York, New York 10010

Credit Suisse First Boston Corporation        Fitch, Inc.
11 Madison Avenue                             One State Street Plaza, 31st Floor
New York, New York 10010                      New York, New York 10004

McDonald Investments, Inc.                    Wells Fargo Bank Minnesota, N.A.
800 Superior Avenue                           45 Broadway, 12th Floor
Cleveland, Ohio 44114                         New York, New York 10006


Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
4 World Financial Center, 26th Floor
250 Vesey Street
New York, New York 10080

Salomon Smith Barney, Inc.
388 Greenwich Street, 11th Floor
New York, New York 10013


            Re: Credit Suisse First Boston Mortgage Securities Corp.,
                Commercial Mortgage Pass-Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     We have acted as counsel to Column Financial, Inc. (the "Company") in connection with the sale of certain mortgage loans (collectively, the "Mortgage Loans") by the Company to Credit Suisse First Boston Mortgage Securities Corp. ("CSFB Mortgage Securities") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 5, 2001 (the "Agreement"), between the Company and CSFB Mortgage Securities and in connection with the delivery by the Company of that certain Indemnification Agreement, dated as of March 5, 2001 (the "Indemnity") among the Company, CSFB Mortgage Securities, Credit Suisse First Boston

Corporation, McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney, Inc. This opinion is being delivered to you pursuant to the Agreement. Capitalized terms not defined herein have the meanings set forth in the Agreement.

     In rendering this opinion letter, we have examined the Agreement, the Indemnity and such other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon, without any independent investigation, representations of the Company contained in the Agreement and in the Certificate of an Officer of the Seller attached hereto and, where we have deemed appropriate, representations or certifications of parties to the Agreement or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed that all parties to the Agreement and the Indemnity other than the Company had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, other than the Company, we also have assumed the due authorization by all requisite corporate action, and the due execution and delivery and the enforceability of such documents. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreement and have assumed that the Company is the owner of the Mortgage Loans.

     Based upon and subject to the foregoing, it is our opinion that:

          1. The Company is a corporation duly incorporated and validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties, to conduct its business as presently conducted by it, to own and to transfer and convey to CSFB Mortgage Securities the Mortgage Loans and to enter into and perform its obligations under the Agreement and Indemnity.

          2. The Agreement and Indemnity each has been duly and validly authorized, executed and delivered by the Company and each constitutes the valid, legal and binding agreement of the Company.

          3. No consent, approval, authorization or order of any State of Georgia or federal court or State of Georgia or federal governmental agency or body is required for the consummation by the Company of the transactions contemplated by the Agreement and Indemnity, except for those consents, approvals, authorizations or orders that previously have been obtained.

          4. Neither the transfer of the Mortgage Loans as provided in the Agreement, nor the fulfillment of the terms of or the consummation of any other of the transactions contemplated by the Agreement and Indemnity, will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Company or any State of Georgia or federal statute or regulation applicable to the Company, or to our knowledge, will conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound, or any order of any State of Georgia or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company.

          5. To our knowledge, there are no actions, proceedings, or investigations pending or threatened against the Company before any State of Georgia, State of Delaware or federal court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement or Indemnity,
     (b) seeking to prevent the consummation of any of the transactions contemplated in the Agreement or Indemnity, or (c) that might materially and adversely affect the performance by the Company of its obligations under, or the validity of, the Agreement or Indemnity.

     Where we have rendered our opinion concerning matters "known to us" or this letter otherwise refers to our knowledge or our attention, such reference shall mean only the knowledge of William F. Stevens, Barbara A. McIntyre, W. Gregory Null, Mindy S. Planer or Janice N. Smith, who are the attorneys in our firm primarily responsible for our services relating to the Company, and shall not refer to the knowledge of any other person in any way associated with this firm. You are advised that we have made no independent investigation or verification of such matters and have not searched or reviewed the files and records of or relating to Company or such matters in our office, in the public records, in the possession of Company, or elsewhere.

     In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of Georgia, the corporate law of the State of Delaware and the federal law of the United States. We do not express any opinion concerning the enforceability of the Agreement or the Indemnity.

     Any and all opinions rendered by this firm in this opinion letter are limited to the matters expressly set forth herein; and no opinion is implied or to be inferred beyond the matters expressly so stated. This opinion is given as of the date hereof, and we expressly decline any undertaking to revise or update this opinion subsequent to the date hereof or to advise you of any matter arising subsequent to the date hereof, which would cause us to modify the opinion, in whole or in part.

     This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person is entitled to rely hereon. Copies of this letter may not be furnished to any other person, nor may any portion of this letter be quoted, circulated or referred to in any other document.

                                              Very truly yours,



                                              LONG ALDRIDGE & NORMAN LLP

                                    EXHIBIT D

                       Form of Opinion of Sidley & Austin,

                    Special Counsel to Column Financial, Inc.

                                 March 16, 2001

Credit Suisse First Boston                    Salomon Smith Barney Inc.
  Mortgage Securities Corp.                   388 Greenwich Street, 11th Floor
11 Madison Avenue                             New York, New York  10013
New York, New York  10010

Credit Suisse First Boston Corporation        Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                             45 Broadway, 12th Floor
New York, New York 10010                      New York, New York 10006

McDonald Investments Inc.                     Moody's Investors Service, Inc.
800 Superior Avenue                           99 Church Street
Cleveland, Ohio  44114                        New York, NY  10008

Merrill, Lynch, Pierce, Fenner                Fitch, Inc.
  & Smith Incorporated                        One State Street Plaza, 31st Floor
4 World Financial Center -26th Floor          New York, New York  10004
250 Vesey Street
New York, New York 10080-1326

            Re: Credit Suisse First Boston Mortgage Securities Corp.,
                Commercial Mortgage Pass-Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     We have acted as special counsel to Column Financial, Inc. ("Column") with respect to certain matters in connection with the sale by Column, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), of a segregated pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement dated as of March 5, 2001 (the "Agreement"), between Column and CSFBMSC.

     This opinion letter is being provided to you pursuant to Section 7(vii) of the Agreement. Capitalized terms that are used, but not defined, herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Agreement.

     For purposes of this opinion letter, we have reviewed the Agreement. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreement and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

     In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreement and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the power and authority of all parties to the Agreement to enter into, perform under and consummate the transactions contemplated by the Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreement by the parties thereto, (ix) except to the extent expressly addressed below, the constitution of the Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreement, as expressed therein.

     Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

     In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to (i) the tax, securities or "doing business" laws of any particular jurisdiction, including, without limitation, the State of New York, or (ii) any law, rule or regulation to which Column may be subject as a result of any other person's or entity's legal or regulatory status or any such other person's or entity's involvement in the transactions contemplated by the Agreement. Furthermore, we do not express any opinion with respect to any matter not expressly addressed below.

     Based upon and subject to the foregoing, we are of the opinion that the Agreement constitutes a valid, legal and binding agreement of Column, enforceable against Column in accordance with its terms.

     The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the closing of Column's sale of the Mortgage Loans to CSFBMSC, pursuant to the Agreement, and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                              Very truly yours,

                                    EXHIBIT E

       Form of Opinion of In-house Counsel to KeyBank National Association and the Master Servicer

                                 March 16, 2001

Moody's Investors Service, Inc.               Fitch, Inc.
99 Church Street                              One State Street Plaza, 31st Flr.
New York, NY  10007                           New York, NY  10004

McDonald Investments Inc.                     Wells Fargo Bank Minnesota, N.A.
800 Superior Avenue, 17th Flr.                45 Broadway, 12th Flr.
Cleveland, OH  44114                          New York, NY  10006

Credit Suisse First Boston                    Credit Suisse First Boston
   Corporation                                    Mortgage Securities Corp.
11 Madison Avenue                             11 Madison Avenue
New York, NY 10010                            New York, NY  10010

Merrill Lynch, Pierce, Fenner &               Salomon Smith Barney Inc.
    Smith Incorporated                        388 Greenwich Street, 11th Flr.
570 Washington Street, 3rd Flr.               New York, NY  10013
New York, NY  10080


    Re: Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CK1

Ladies and Gentlemen:

     As Senior Vice President and Associate General Counsel of KeyBank National Association, a national banking association (the "Bank"), I have acted as counsel to the Bank and to its affiliate KeyCorp Real Estate Capital Markets, Inc. (the "Corporation"), in connection with the negotiation, execution and delivery by the Bank and the Corporation of the agreements listed below.

     In that regard, I or attorneys working under my direction have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction as being true copies of all such records of the Bank and the Corporation, all such agreements, certificates and other documents as I have deemed necessary as a basis for the opinions set forth herein, including the following:

          1. The Mortgage Loan Purchase Agreement between the Bank and Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC");

          2. The Pooling and Servicing Agreement among the Corporation, as Master Servicer, CSFBMSC, ORIX Real Estate Capital Markets, LLC, as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee; and

          3. The Indemnification Agreement among the Bank, CSFBMSC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., McDonald Investments Inc. and Credit Suisse First Boston Corporation.

     The agreements listed in items 1 through 3 above are collectively referenced herein as the "Agreements."

     In such examination, I or such attorneys working under my direction have assumed the genuineness of all signatures other than those signatures for the Bank and the Corporation, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as certified or photostatic copies. I or such attorneys have investigated such questions of law for the purpose of rendering these opinions as I have deemed necessary.

     Based on the foregoing, and subject to the limitations and qualifications set forth below, I am of the opinion that:

          (a) the Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;

          (b) the Corporation has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Ohio;


          (c) the Corporation has the corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Agreements it is a party to;


          (d) the Agreements to which it is a party have been duly and validly authorized, executed and delivered by each of the Bank and the Corporation;


          (e) neither the execution and delivery by the Bank of the Agreements it is a party to, nor the consummation by the Bank of the transactions contemplated by such Agreements, nor the performance by the Bank of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Association or by-laws, as amended, of the Bank, (ii) the terms of applicable current provisions of statutory law or regulation, (iii) any existing obligation of the Bank under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Bank, financial or otherwise, or adversely affect the transactions contemplated by, or the Bank's performance of its obligations under, the Agreements to which the Bank is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me after reasonable investigation, issued by a court of competent jurisdiction and specifically directed to the Bank or its property;

          (f) neither the execution and delivery by the Corporation of the Agreements it is a party to, nor the consummation by the Corporation of the transactions contemplated by such Agreements, nor the performance by the Corporation of its obligations thereunder will result in a material breach or violation of, or constitute a material default under (i) the Articles of Incorporation or by-laws, as amended, of the Corporation, (ii) the terms of applicable current provisions of statutory law or regulation, (iii) any existing obligation of the Corporation under any indenture, agreement, or instrument actually known to me, after reasonable investigation, which breach, violation or default would reasonably be expected to have a material adverse effect on the condition of the Corporation, financial or otherwise, or adversely affect the transactions contemplated by, or the Corporation's performance of its obligations under, the Agreements to which the Corporation is a party, or (iv) the terms of any order, writ, judgement or decree actually known to me

          (g) after reasonable investigation, issued by a court of competent

          (h) jurisdiction and specifically directed to the Corporation or its property;

          (i) no consent, approval or authorization of, or filing with, any governmental agency or body is required of either the Bank or the Corporation in connection with its execution, delivery and performance of the Agreements to which it is a party, except such consents, approvals or authorizations as have been obtained or such filings as have been made; and

          (j) to my actual knowledge, after reasonable investigation, there are no actions, proceedings or investigations pending or threatened against the Bank or the Corporation before any court, administrative agency, or tribunal (i) asserting the invalidity of any of the Agreements, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Agreements, or (iii) that could reasonably be expected to materially and adversely affect the enforceability of any of the Agreements against the Bank or the Corporation, as the case may be, or the ability of the Bank or the Corporation, as the case may be, to perform its obligations thereunder.

         For purposes of this opinion letter, I have assumed that (i) the Agreements have been duly executed and delivered by all parties thereto (other than the Bank and/or the Corporation, as the case may be) and are valid and binding upon and enforceable against such parties (other than the Bank and/or the Corporation, as the case may be), subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto and (ii) there has been no mutual mistake of fact or misunderstanding, fraud, duress, or undue influence.

     The opinions expressed above are limited to Federal law and the laws of the State of Ohio.

     This opinion is rendered solely to the addressees hereof, for their use in connection with the transactions contemplated herein and may not be relied upon for any other purpose or by any other person.

                                              Very truly yours,



                                              Robert C. Bowes
                                              Senior Vice President and
                                              Associate General Counsel

                                   EXHIBIT F-1

              Form of Opinion of Polsinelli, Shalton & Welte, P.C.,
                 Special Counsel to KeyBank National Association

                                 March 16, 2001

Credit Suisse First Boston Corporation        Wells Fargo Bank Minnesota, N.A.
11 Madison Avenue                             45 Broadway, 12th Floor
New York, New York 10010                      New York, New York 10006

Credit Suisse First Boston Mortgage           Moody's Investors Service, Inc.
   Securities Corp.                           99 Church Street
11 Madison Avenue                             New York, New York 10007
New York, New York 10010

Merrill Lynch, Pierce,                        Fitch, Inc.
   Fenner & Smith Incorporated                One State Street Plaza, 31st Floor
4 World Financial Center, 26th Floor          New York, New York 10004
250 Vesey Street
New York, NY 10080

Salomon Smith Barney Inc.                     McDonald Investment Inc.
388 Greenwich Street                          800 Superior Avenue
New York, New York 10013                      Cleveland, Ohio 44114


            Re: Credit Suisse First Boston Mortgage Securities Corp.
                Commercial Mortgage Pass Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     We have acted as special counsel to KeyBank National Association, a national banking association ("Key"), in connection with the following transactions (collectively, the "Transactions"):

          (i) the sale by Key, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") (such Transaction, the "Sale"), of certain multifamily and commercial mortgage loans (the "Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of March 5, 2001 (the "Loan Purchase Agreement"), between Key as seller and the Depositor as purchaser;

          (ii) the creation of a common law trust (the "Trust") and the issuance of Commercial Mortgage Pass-Through Certificates, Series 2001-CK1 (the "Certificates"), pursuant to that certain Pooling and Servicing Agreement, dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as depositor, KeyCorp Real Estate Capital



                                     F-1-1

     Markets, Inc. as master servicer, ORIX Real Estate Capital Markets, LLC as special servicer, and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"); and

          (iii) the transfer of the Mortgage Loans by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement in exchange for the issuance of the Certificates at the direction of the Depositor.

     The Loan Purchase Agreement and the Pooling and Servicing Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined in this letter have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the Loan Purchase Agreement.

     Under the terms of the Loan Purchase Agreement, Key will sell to the Depositor, without recourse (except to the extent specified therein), all right, title and interest of Key in and to the Mortgage Loans and the proceeds thereof. Pursuant to the Pooling and Servicing Agreement, the Depositor will transfer the Mortgage Loans to the Trustee, and the Trust will issue the Certificates representing interests in the Trust. The following twenty-one classes of Certificates representing beneficial interests in the Trust Fund will be issued pursuant to the Pooling and Servicing Agreement: The Class A-1, Class A-2, Class A-3, Class B, Class C, and Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class A-X, Class A-CP, Class A-Y, Class R, and Class V Certificates.

     You have requested our opinion whether, in the event that the Federal Deposit Insurance Corporation (the "FDIC") were appointed as conservator or receiver for Key pursuant to Section 11(c) of the Federal Deposit Insurance Act (the "FDIA"), the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement would be enforceable against Key notwithstanding the appointment of the FDIC as conservator or receiver of Key.

     ASSUMPTIONS OF FACT

     In connection with this opinion, we have reviewed the Agreements and a certificate, dated the date hereof, of an officer of Key, which certifies, to the best of such person's knowledge, inter alia, as to certain of the matters in the immediately succeeding paragraph as of the date hereof. This opinion is based solely upon our review of the Agreements and such other documents, and such other investigations of law and fact, as we have deemed necessary or advisable in connection with this opinion. Our opinion is limited to the specific issues of federal law addressed and is further limited in all respects, except as otherwise stated, to the facts assumed. We express no opinion as to any other matter.

     In rendering the opinions set forth herein, we have relied upon, and assumed, without independent investigation or inquiry, the following to be true at all relevant times:

          (a) All representations and warranties set out in the Agreements, and all statements in Key Certificate and the certificates relating to the Agreements or furnished in connection with the Transactions, are true and correct.

          (b) All signatures are genuine, all natural persons have the legal capacity to execute and deliver the documents signed by them, all documents submitted to us as originals are



                                     F-1-2
     authentic and all documents submitted to us as certified or photostatic copies conform in all respects to the original documents.

          (c) Each of the Agreements has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of all parties thereto, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

          (d) The execution, delivery and performance of the Agreements by the parties thereto do not violate any applicable law. All notices to, filings with, and approvals of, all applicable governmental or regulatory authorities required for the execution and delivery by Key, the Depositor, and the Trustee of the Agreements and the performance by Key, the Depositor, and the Trustee thereof shall have been obtained or made, and are in full force and effect.

          (e) Each of Key and the Depositor has taken all actions required under applicable law to effectuate the Sale of the Mortgage Loans.

          (f) There are no agreements or courses of prior dealing between any of the parties that would alter the relationships set forth in the Agreements.

          (g) The Depositor, Key, and the Trustee will at all times and in all respects that are material to the opinions expressed in this letter comply with all material provisions of the Agreements, as applicable.

          (h) Key is a national banking association, the deposits of which are insured by the FDIC pursuant to the provisions of the FDIA.

          (i) As of the date of this opinion, Key has not violated any law or regulation and is not in an unsafe or unsound condition that would constitute a basis for the appointment of a conservator or receiver pursuant to the FDIA.

          (j) Key received adequate consideration for the transfer to the Depositor of the Mortgage Loans pursuant to the Loan Purchase Agreement.

          (k) Each of Key, the Depositor, nor the Trustee did not and will not
     (i) execute either of the Agreements or any other agreement to which it is a party in connection with the Transactions or (ii) otherwise effectuate or consummate any transfer of the Mortgage Loans pursuant to the Agreements or any other agreement, in each case:

               (1) in contemplation of Key's or the Depositor's insolvency;

               (2) with a view to preferring one creditor of Key or the Depositor over another or to preventing the application of Key's or the Depositor's assets in the manner required by applicable law or regulations;

               (3) after Key or the Depositor committed an act of insolvency; or



                                     F-1-3

               (4) with any intent to hinder, delay, or defraud Key or the Depositor or any of their respective creditors.

          (l) The execution, delivery and performance of each of the Agreements and the Transactions constitute bona fide and arm's length transactions and were and are undertaken in the ordinary course of business.

          (m) The Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class A-X, Class A-CP, and Class A-Y Certificates are, as of the date hereof, each rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by Fitch and Moody's, which are nationally recognized statistical rating organizations.

          (n) It is the stated intention of Key and the Depositor, as set forth in Section 11 of the Loan Purchase Agreement, to treat the transfer of the Mortgage Loans by Key to the Depositor pursuant to the Loan Purchase Agreement as a sale, and not a secured borrowing, including for accounting purposes.

          (o) All of the requirements of generally accepted accounting principles for treating the transfer of the Mortgage Loans as a sale have been satisfied (other than the "legal isolation" condition).

          (p) Key is and shall remain a separate and distinct entity from the Depositor, the Trustee and the Trust. Key does not control, is not controlled by, and is not under common control with, the Depositor or the Trustee.

          (q) The Depositor is a Delaware corporation and is primarily engaged in acquiring and holding or transferring to another special purpose entity, financial assets, and in activities related or incidental thereto, in connection with the issuance of beneficial interests, which in this case are in the form of the Certificates.

     OPINION EXPRESSED

     Based on the reasoning and subject to the assumptions, qualifications and limitations set forth in this letter, it is our opinion that in a properly presented and decided case, a court would hold that the FDIC, if appointed as receiver or conservator of Key pursuant to Section 11(c) of the FDIA:

          1. Could not, in the exercise of its authority under 12
     U.S.C.ss.1821(e), reclaim, recover, or recharacterize as property of Key or the receivership the Mortgage Loans that have been transferred by Key to the Depositor pursuant to the Loan Purchase Agreement; and

          2. Could not seek to avoid the Loan Purchase Agreement under 12 U.S.C.ss.1823(e).

                  We wish to point out that we are giving no opinion (i) as to whether the transfer of the Mortgage Loans by Key to the Depositor and, in turn, by the Depositor to the Trust is a true sale or absolute conveyance, (ii) as to the perfection or priority of any ownership interest or



                                     F-1-4
security interest in the Mortgage Loans, (iii) concerning any law other than the federal laws of the United States of America, or (iv) concerning any matter not expressly addressed in this letter.

     DISCUSSION

     In an insolvency proceeding for Key, the United States Bankruptcy Code (the "Bankruptcy Code") would not apply. Therefore, neither the provisions of the Bankruptcy Code that impact the right of a secured creditor to liquidate collateral nor the provisions of Section 547 of the Bankruptcy Code concerning "preferential" transfers would apply in the event of the insolvency of Key. The FDIC is authorized under Sections 11(c)(1) and (2) of the FDIA to accept appointment as conservator, and is required to be appointed as receiver, for a federal savings bank such as Key.

     Our opinions above rely on the FDIC's rule regarding the treatment by the FDIC, as receiver or conservator of an insured depository institution, of financial assets transferred by the institution in connection with a securitization or participation. As of the date of this opinion, the Rule has not been modified or repealed, and we are not aware of any reported judicial decision that questions the validity of the Rule.

     For the Transactions to be covered by the Rule, the Transactions must involve the (1) transfer of financial assets (2) in connection with a securitization or participation. The first element is satisfied because each of the Mortgage Loans "conveys to one entity a contractual right to receive cash," and therefore qualifies as a "financial asset."

     The second element requires a determination of whether the transfer of the Mortgage Loans pursuant to the Loan Purchase Agreement is "in connection with a securitization or participation." In our analysis we are relying on the Rule's treatment of transfers in connection with a securitization. For the Transactions to constitute a securitization that is covered by the Rule, the Transactions must involve the issuance by a special purpose entity of beneficial interests the most senior class of which is rated in one of the four highest rating categories by one or more nationally recognized statistical rating organizations or which are sold in transactions not involving any public offering or in transactions exempt from registration pursuant to Regulation S under the Securities Act.

     In this case, the Trust will issue beneficial interests in the form of the Certificates. To fall within the scope of the Rule, the Trust must be a "special purpose entity," as defined by the Rule. Under the Rule the term "special purpose entity" means the following:

     a trust, corporation, or other entity demonstrably distinct from the insured depository institution that is primarily engaged in acquiring and holding (or transferring to another special purpose entity) financial assets, and in activities related or incidental thereto, in connection with the issuance by such special purpose entity (or by another special purpose entity that acquires financial assets directly or indirectly from such special purpose entity) of beneficial interests.

     The Trust will be primarily engaged in acquiring and holding financial assets and in activities related or incidental thereto, in connection with the issuance of the Certificates. The Trust is a trust established under the laws of New York. The permitted activities of the Trust are



                                     F-1-5
specifically set forth in, and are strictly limited by, the Pooling and Servicing Agreement. Key does not control, is not controlled by, nor is it under common control with, the Trustee or the Trust; rather, the limited decision-making authority permitted under the Pooling and Servicing Agreement is vested in the Trustee and the Certificateholders, as set forth in the Pooling and Servicing Agreement. Moreover, the documents evidencing the principal assets of the Trust, the Mortgage Notes and related Mortgage Files, will be assigned to and physically delivered into the possession of the Trustee, or a custodian appointed by the Trustee (which custodian may not, as set forth in the Pooling and Servicing Agreement, be Key). Although the Rule does not provide any guidance regarding the circumstances under which a special purpose entity is "demonstrably distinct" from a depository institution, we believe that the facts set forth above demonstrate that the Trust is an entity distinct from Key. Therefore, the Trust appears to satisfy the definition of a "special purpose entity" under the Rule.

     The other requirement for the Transactions to be covered by the Rule is met because the most senior class of securities issued in the Transactions are rated in one of the four highest categories assigned to long-term debt or in an equivalent short-term category by Fitch and Moody's, which are nationally recognized statistical rating organizations. Although the Rule does not define the phrase "nationally recognized statistical rating organizations," this phrase is used by the FDIC, other bank regulatory agencies and the Securities and Exchange Commission in several regulations, is defined by the Securities and Exchange Commission in several regulations and is defined by the Securities and Exchange Commission at 17 C.F.R. ss. 240.150c3-1(c)(2)(vi)(F) as including Fitch and Moody's, the two agencies rating the most senior classes of securities in the Transactions. Although the Rule does not expressly adopt that definition, we believe that a court would hold that Fitch and Moody's are nationally recognized statistical rating organizations, either on the basis of the Securities and Exchange Commission's rule or otherwise.

     OTHER QUALIFICATIONS

     The foregoing opinion is subject to the following qualifications:

          1. If Key were to become a debtor under the FDIA and asserted that the beneficial interest in and legal title to the Mortgage Loans were part of Key's estate, we express no opinion as to how long the Trust would be denied possession of the Mortgage Loans in Key's possession before the validity of such an assertion could be finally decided. We also express no opinion as to whether, if the FDIC were to assert that the beneficial interest in and legal title to the Mortgage Loans were part of Key's receivership estate, a court would permit Key to use collections of the Mortgage Loans in Key's possession without the consent of the Trustee either before deciding the issue or pending appeal after a decision adverse to the Trust.

          2. We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or other such temporary relief affording delay pending a determination on the merits; by such reservation, however, we do not imply that we have undertaken any analysis to determine whether any such equitable relief would ultimately be available to prevent enforcement of the transaction.



                                     F-1-6

          3. We express no opinion with respect to the power of the FDIC, as receiver or conservator, to disaffirm or repudiate any agreement (including, but not limited to, the Loan Purchase Agreement) to the extent it imposes continuing obligations or duties upon Key in receivership or conservatorship.

          4. We express no opinion herein as to whether any transfer or obligation is avoidable as a preference or fraudulent transfer.

          5. The opinions are subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

          6. We express no opinion as to compliance or the effect of noncompliance by the Trustee with any state or federal laws or regulations applicable to it in connection with the transactions described in the Pooling and Servicing Agreement.

          7. We express no opinion with respect to the enforceability of any Mortgage Loan or the existence of any claims, rights, defenses, counterclaims or objections in favor of the mortgagor thereon that can be asserted against or are effective against Key, the Depositor, the Trustee or the Certificateholders. We note that unless the mortgagor with respect to a Mortgage Loan has received notice of the assignment thereof (such notice not being contemplated by the Loan Purchase Agreement), bona fide payments made by such mortgagor to Key or a second assignee of such Mortgage Loan shall discharge such mortgagor's obligations to the extent of such payment, and such payment will only be recoverable from Key or, in certain cases, from such second assignee, as the case may be.

          8. We have assumed that there are no agreements (other than the Agreements) prohibiting, restricting or conditioning the assignment of any portion of the Mortgage Notes.

          9. We express no opinion as to the ability of the FDIC, as conservator or receiver, to transfer the Loan Purchase Agreement without any approval or consent of the parties, pursuant to 12 U.S.C.ss.1821(d)(2)(G).

     The foregoing analysis and its conclusions are premised upon, and limited to, the law and the structure of the proposed transaction in effect as of the date of this letter. We do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and assume no responsibility for advising you of (i) the discovery subsequent to the date of this opinion letter of factual information not previously known to us pertaining to the events occurring prior to the date of this opinion letter or
(ii) the amendment or repeal of the Rule by the FDIC after the date of this opinion letter. Furthermore, we note that a court's decision regarding matters upon which we opine herein is based on the court's own analysis and interpretation of the factual evidence before the court, and applicable legal principles.



                                     F-1-7

     This opinion is solely for the benefit of the addressees and should not relied on by any other person. It is rendered solely in connection with the Transactions. It may not be quoted, in whole or in part, or otherwise referred to or used by you for any purpose, nor may copies hereof be delivered to any other person (except to parties involved in the Transactions and their counsel as part of the closing set related to the Transactions) without our prior written consent.

                                              Very truly yours,



                                              POLSINELLI SHALTON & WELTE, P.C.






                                     F-1-8

                                   EXHIBIT F-2

               Form of Letter of Polsinelli, Shalton & Welte, P.C.
                 Special Counsel to KeyBank National Association

                                 March 16, 2001

Credit Suisse First Boston Mortgage           Wells Fargo Bank Minnesota, N.A.
   Securities Corp.                           45 Broadway, 12th Floor
11 Madison Avenue                             New York, New York 10006
New York, New York 10010

Credit Suisse First Boston Corporation        Moody's Investors Service, Inc.
11 Madison Avenue                             99 Church Street
New York, New York 10010                      New York, New York 10007

Merrill Lynch, Pierce,                        Fitch, Inc.
   Fenner & Smith Incorporated                One State Street Plaza, 31st Floor
4 World Financial Center, 26th Floor          New York, New York 10004
250 Vesey Street
New York, NY 10080

Salomon Smith Barney Inc.                     McDonald Investment Inc.
388 Greenwich Street                          800 Superior Avenue
New York, New York 10013                      Cleveland, Ohio 44114


            Re: Credit Suisse First Boston Mortgage Securities Corp.
                Commercial Mortgage Pass Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     We have acted as special counsel to KeyBank National Association ("KEYBANK") and KeyBank Real Estate Capital Markets, Inc. ("KRECM"), in connection with the Pooling and Servicing Agreement ("POOLING AND SERVICING AGREEMENT") dated as of March 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp. as Depositor (the "DEPOSITOR"), KRECM as Master Servicer, ORIX Real Estate Capital Markets, LLC as Special Servicer, and Wells Fargo Bank Minnesota, N.A. as Trustee, and in connection with the Mortgage Loan Purchase Agreement ("LOAN PURCHASE AGREEMENT") dated as of March 5, 2001, among KeyBank as Seller and the Depositor as Purchaser.

     This letter is delivered to you at the request of KeyBank pursuant to the Loan Purchase Agreement, the Underwriting Agreement ("UNDERWRITING AGREEMENT") dated March 5, 2001, among the Depositor, Credit Suisse First Boston Corporation ("CSFB"), Merrill Lynch, Pierce, Fenner & Smith, Inc., Salomon Smith Barney Inc., and McDonald Investments Inc. as



                                     F-2-1

Underwriters (in such capacity, collectively, the "UNDERWRITERS") and pursuant to the Certificate Purchase Agreement ("CERTIFICATE PURCHASE AGREEMENT") dated March 5, 2001, between the Depositor and CSFB.

     The Certificates to be issued by the Depositor pursuant to the Pooling and Servicing Agreement are divided into classes. The Certificates of Classes A-1, A-2, A-3, B, C and D (collectively, the "PUBLICLY OFFERED CERTIFICATES") will be sold to the Underwriters pursuant to the Underwriting Agreement and offered for sale to the public pursuant to a prospectus dated March 5, 2001 ("BASE PROSPECTUS"), as supplemented by a prospectus supplement dated March 5, 2001 ("PROSPECTUS SUPPLEMENT" and along with the Base Prospectus, the "PROSPECTUS"). The Certificates of Classes E, F, G, H, J, K, L, M, N, O, A-X, A-CP, A-Y, R and V (the "PRIVATELY OFFERED CERTIFICATES" and along with the Publicly Offered Certificates, the "CERTIFICATES") will be sold to CSFB pursuant to the Certificate Purchase Agreement. CSFB will offer the Privately Offered Certificates pursuant to a confidential offering circular dated March 5, 2001 (the "CONFIDENTIAL OFFERING CIRCULAR"). Capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement or the Pooling and Servicing Agreement, as applicable.

     The purpose of our professional engagement was to advise with respect to legal matters and not to determine or verify facts. Many of the determinations involved in the preparation of the Prospectus Supplement and the Confidential Offering Circular were factual. We have not independently verified, do not make any representation as to, and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus Supplement or the Confidential Offering Circular.

     In connection with the delivery of this letter, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Prospectus, the Confidential Offering Circular, the Loan Purchase Agreement, the Pooling and Servicing Agreement, and other such documents and records as we have deemed relevant or necessary as the basis for the views expressed in this letter. We have obtained such certificates from and made such inquiries of officers and other representatives of KeyBank and KRECM as we have deemed relevant or necessary as the basis of the views expressed in this letter. We have relied upon and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the views expressed in this letter are based.

     We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Loan Purchase Agreement and the Pooling and Servicing Agreement and underlying the assumptions set forth below or that are otherwise factually relevant to the opinions expressed in this letter, (ii) the legal capacity of natural persons,
(iii) the genuineness of all signatures (except for the signatures of officers of KRECM and KeyBank) and the authenticity of all documents submitted to us as originals, (iv) the conformity to the originals of all documents submitted to us as certified conformed or photostatic copies, (v) the due authorization by all necessary action, and the due execution and delivery, of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement by the parties thereto and the constitution of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement as the legal, valid and binding obligations of each party thereto,



                                     F-2-2
enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, and similar laws relating to or affecting the enforceability of creditors' rights generally, the effect of general equitable principals (in equity or at law), and the availability of equitable remedies,
(vi) the compliance with the relevant provisions of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement by the parties thereto, (vii) the conformity, to the requirements of each of the Loan Purchase Agreement and the Pooling and Servicing Agreement, of the Mortgage Loan Documents delivered to the Depositor by KeyBank, (viii) the absence of any agreement that supplements or otherwise modifies the agreements expressed in each of the Loan Purchase Agreement and the Pooling and Servicing Agreement, and (ix) the conformity of the text of each document filed with the Securities Exchange Commission through the EDGAR system to the printed documents reviewed by us. In rendering this letter, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

     In the course of acting as special counsel to KeyBank and KRECM we have responded to inquiries from time to time by KeyBank's closing coordinators, reviewed title insurance commitments and surveys and prepared most of the loan documents for a majority of the Mortgage Loans (as defined in the Loan Purchase Agreement) originated by KeyBank. In connection with the preparation of the Prospectus Supplement and the Confidential Offering Circular, we met in conferences and participated in telephone conversations with officers and employees of KeyBank and KRECM and counsel, officers and other representatives of the Depositor, the Underwriters, CSFB and the other Mortgage Loan Seller, during which conferences and telephone conversations the contents of the Prospectus Supplement and the Confidential Offering Circular were discussed. We have not independently undertaken any procedures that were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements made in the Prospectus Supplement or the Confidential Offering Circular. On the basis of the foregoing and subject to the limitations set forth herein, nothing has come to our attention to cause us to believe that either the Prospectus Supplement or the Confidential Offering Circular, as of their respective dates or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been requested to and we do not make any comment in this paragraph with respect to (i) financial statements, schedules or other accounting, financial, or statistical data or other information of that nature contained in or omitted from the Prospectus Supplement or the Confidential Offering Circular, or (ii) information contained in the computer diskette or the CD-ROM accompanying the Prospectus Supplement which we assume, but have not verified, does not vary from and is not different in any way from the information contained in the Prospectus Supplement). In that connection, we advise you that we have, as to materiality, relied to the extent we deemed appropriate on the judgment of officers and other representatives of KeyBank, KRECM and their affiliates. In addition, in that connection we call to your attention that, with your knowledge and consent, we have not (except as described above) examined or otherwise reviewed any of the Mortgage Files in connection with the transactions contemplated by the Pooling and Servicing Agreement and the Loan Purchase Agreement (collectively, the "Transactions"), any particular documents contained in such files or any other documents with respect to the Mortgage Loans.



                                     F-2-3

     Whenever a statement herein is qualified by the phrase "come to our attention," it is intended to indicate that, during the course of our representation of KeyBank or KRECM, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys currently in this firm who have been actively involved in representing KRECM or KeyBank in connection with the Transactions or in connection with the origination of any of the Mortgage Loans being sold as part of the Transactions. However, we have not undertaken any independent investigation to determine the accuracy of any such statement, and any limited inquiry undertaken by us during the preparation of this letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of KRECM or KeyBank.

     This letter is solely for the benefit of the addressees and may not be relied upon or used by, circulated, filed with any governmental authority or other regulatory agency, quoted or referred to, nor may copies hereof be delivered to, any other person (except to the parties involved in the Transactions and their respective counsel as part of the closing set related to the Transactions) without our prior written approval. We disclaim any obligation to update this letter for events occurring or coming to our attention after the date hereof, notwithstanding that such changes may affect the views or beliefs expressed in this letter.

                                              Very truly yours,



                                              POLSINELLI SHALTON & WELTE, P.C.






                                     F-2-4

                                    EXHIBIT G

         Form of Opinion of Phillips, Lytle, Hitchcock, Blaine & Huber, Special Counsel to KeyBank National Association and the Master Servicer

                                 March 16, 2001

Credit Suisse First Boston Corporation        Moody's Investors Service, Inc.
11 Madison Avenue                             99 Church Street
New York, New York  10010                     New York, New York  10007

                                              Wells Fargo Bank Minnesota, N.A.
Credit Suisse First Boston Mortgage           45 Broadway, 12th Floor
  Securities Corp.                            New York, New York  10006
11 Madison Avenue
New York, New York  10010                     Fitch, Inc.
                                              One State Street Plaza, 31st Floor
                                              New York, New York  10004
Debt Capital Markets
Commercial Real Estate Debt.                  McDonald Investments Inc.
4 World Financial Center 26th Floor           800 Superior Avenue
250 Vesey Street                              Cleveland, OH  44114
New York, New York  10080-1326

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York   10013





     Re: Pooling and Servicing Agreement among Credit Suisse First Boston Mortgage Securities Corp., as Depositor ("Depositor"), KeyCorp Real Estate Capital Markets, Inc., as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee dated as of March 1, 2001 ("PSA") and Mortgage Loan Purchase Agreement between KeyBank National Association, as Seller and Depositor, as Purchaser dated March 5, 2001 ("MLPA" and together with the PSA, the "Agreements")

Ladies and Gentlemen:

     We have acted as special local counsel to KeyCorp Real Estate Capital Markets, Inc. ("Company"), as Master Servicer in connection with the execution and delivery of the PSA, and to KeyBank National Association ("KeyBank"), as Seller in connection with the execution and delivery of the MLPA.

     In connection with rendering our opinion, we have reviewed the PSA and the MLPA and have made such investigations of law as we have deemed necessary or appropriate to enable us to render this opinion. As to facts material to our opinion we have, when relevant facts were not independently established, relied upon the representations of the Company and KeyBank in the Agreements.

     In rendering the opinions expressed herein, we have assumed (i) the genuineness of all signatures by each party; (ii) the authenticity of all documents submitted to us as originals; (iii) the conformity to original documents of all documents submitted to us as conformed or photostatic copies;
(iv) the conformity in all material respects of the final executed forms of the Agreements with the versions submitted to us in draft form on March 12, 2001 and March 13 respectively; (v) the due formation and valid existence of the parties to the Agreements; and (vi) the due authorization, execution and delivery of the Agreements by the parties thereto, and their power and authority (including the obtaining of all necessary permits, licenses and approvals) to execute and perform each of the Agreements.

     Based upon the foregoing assumptions and subject to the qualifications hereinafter set forth, it is our opinion that, as of the date hereof:

          1. The PSA constitutes the legal, valid and binding contract and agreement of the Company and is enforceable in accordance with its terms.

          2. The MLPA constitutes the legal, valid and binding contract and agreement of KeyBank and is enforceable in accordance with its terms.

     Our opinions concerning the enforceability of the Agreements are subject to the qualification that:

          (a) enforceability may be limited by or subject to (i) state and/or federal bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies; (ii) an implied duty of good faith; and (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (b) certain provisions of the Agreements may be unenforceable in whole or in part, although the inclusion of such provisions does not render any of the Agreements invalid as a whole, and the Agreements contain legally adequate provisions for enforcing the other obligations of the parties thereunder and for the practical realization of the principal rights and benefits purported to be afforded thereby, subject to the economic consequences of any judicial, administrative, or other procedural delay in connection with such enforcement and realization.

     In connection with servicing by the Company of mortgages on residential property located in New York State, we point out that Section 6-k of the New York Banking Law imposes certain obligations on mortgagees with respect to casualty insurance escrow accounts, and Section 254 of the New York Real Property Law imposes certain restrictions on the right of the mortgagee to retain casualty insurance proceeds.

     We express no opinion as to the applicability to, or effect on, the transactions contemplated by either of the Agreements of any federal or state securities law.

     We are qualified to practice law in the State of New York and we do not purport to be experts on, or to express any opinion herein concerning, any matter governed by the laws of any jurisdiction other than the laws of the State of New York and the federal law of the United States. This letter is furnished to you solely for your benefit in connection with the transactions contemplated by the Agreements. This opinion is not to be publicly filed, used, circulated, quoted or otherwise relied upon by any other person or entity or, for any other purpose, without our prior written consent.

                                              Very truly yours,

                                   EXHIBIT H-1

                   Form of Opinion I of Counsel to the Trustee















                                     H-1-1

                               [Wells Fargo Logo]


LAW DEPARTMENT
WELLS FARGO & COMPANY
MAC N9305-172
SIXTH AND MARQUETTE
MINNEAPOLIS, MN 55479

                                 March 16, 2001


Credit Suisse First Boston Mortgage           KeyCorp Real Estate Capital
  Securities Corp.                             Markets, Inc.
11 Madison Avenue, 5th Floor                  911 Main Street, Suite 1500
New York, New York 10010                      Kansas City, Missouri  64105

Fitch, Inc.                                   Moody's Investors Services, Inc.
One State Street Plaza, 31st Floor            99 Church Street
New York, New York  10004                     New York, New York  10007

ORIX Real Estate Capital Markets, LLC         McDonald Investments Inc.
1717 Main Street, 14th Floor                  800 Superior Avenue
Dallas, Texas 75201                           Cleveland, Ohio 44114

Merrill Lynch, Pierce, Fenner & Smith         Credit Suisse First Boston
 Incorporated                                  Corporation
570 Washington Street, 3rd Floor              11 Madison Avenue, 5th Floor
New York, New York 10080                      New York, New York 10010

Salomon Smith Barney Inc.
388 Greenwich Street, 11th Floor
New York, New York  10013


            Re: Credit Suisse First Boston Mortgage Securities Corp.
                Commercial Mortgage Pass-Through Certificates, Series 2001-CK1


Ladies and Gentlemen:

I am Senior Counsel of Wells Fargo & Company, the parent corporation of Wells Fargo Bank Minnesota, N.A., a national banking association ("Wells Fargo"). and have been requested by Wells Fargo to give this opinion in connection with the Pooling and Servicing Agreement dated as of March 1, 2001 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and the Trustee relating to the issuance

March 16, 2001
Page 2


of the above-referenced certificates (the "Certificates") representing interests in a trust created under the Agreement. Capitalized terms used herein but not defined herein have the meanings given to them in the Agreement.

     In rendering the opinions set forth below, I have examined and relied upon the originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Agreement and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the Closing Date, as I have deemed appropriate as a basis for the opinions expressed below. In such examination, I have assumed the genuineness of all signatures (other than Wells Fargo), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of all documents, agreements and instruments submitted to me as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed. As to any facts material to such opinions that were not known to me, I have relied upon statements and representations of officers and other representatives of Wells Fargo.


     Based upon the foregoing, I am of the opinion that:

          1. Wells Fargo has been duly incorporated and is validly existing as a national banking association and is duly qualified to do business and in good standing under the laws of each jurisdiction in which the performance of its duties under the Agreement would require such qualification and has the requisite power and authority to execute, deliver and perform its obligations under the Agreement.

          2. The Agreement has been duly authorized, executed and delivered by Wells Fargo and, assuming valid execution and delivery thereof by the other parties thereto, the Agreement constitutes a valid and legally binding agreement of Wells Fargo, enforceable against Wells Fargo in accordance with its terms, subject to bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles regardless of whether such enforcement is considered in a proceeding at law or in equity.

          3. No consent, approval, authorization or order of any Minnesota or federal court or governmental agency or body is required for the consummation by Wells Fargo of the transactions contemplated by the terms of the Agreement except any such as may be required under the blue sky laws of any jurisdiction in connection with the offering, sale or acquisition of the Certificates, any recordations of the assignments of the mortgage loans evidenced by the Certificates pursuant to the Agreement that have not yet been completed and any approvals as have been obtained.

          4. The consummation of the transactions contemplated by the terms of the Agreement does not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, (i) the articles of incorporation or bylaws of Wells Fargo, (ii) to my knowledge, any indenture or other agreement or instrument to which Wells Fargo is a party or by

March 16, 2001
Page 3



     which it is bound, (iii) any Minnesota or federal statute or regulation applicable to Wells Fargo or (iv) any order known to me of any Minnesota or federal court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

          5. To the best of my knowledge after due inquiry, there are no legal or governmental actions, investigations or proceedings pending to which Wells Fargo is a party, or threatened against Wells Fargo (a) asserting the invalidity of the Agreement or (b) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement. For purposes of the foregoing, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to a member of the law department of Wells Fargo & Company a present intention to initiate such proceedings.

     I am admitted to practice law in the State of Minnesota. The opinions expressed herein are limited to the present laws of the State of Minnesota and the Federal laws of the United States. For purposes of the opinion expressed in numbered paragraph 2 above with respect to the enforceability of the Agreement, I have assumed that the laws of the State of New York are the same as the laws of the State of Minnesota.

     This letter is delivered to, and for the use of, the above addressees in connection with the Agreement. This letter may not be delivered to any other party for any purpose, and the opinions expressed herein may not be relied on by any other party except upon my written consent.

Very truly yours,




Timothy J. Carlin
Senior Counsel

                                   EXHIBIT H-2

                  Form of Opinion II of Counsel to the Trustee














                                     H-2-1

                                 MAIN TELEPHONE
                                  704-444-3500
                                    MAIN FAX
                                  704-377-2033



                                 March 16, 2001

Credit Suisse First Boston                KeyCorp Real Estate
Mortgage Securities Corp.                 Capital Markets, Inc.
11 Madison Avenue                         911 Main Street, Suite 1500
New York, NY 10010                        Kansas City, Missouri 64105

Fitch, Inc.                               Moody's Investors Service, Inc.
One State Street Plaza, 31st Floor        99 Church Street, 4th Floor
New York, New York 10004                  New York, New York 10007

ORIX Real Estate Capital Markets, LLC     McDonald Investments Inc.
1717 Main Street, 14th Floor              800 Superior Avenue
Dallas, Texas 75201                       Cleveland, Ohio 44114

Merrill Lynch, Pierce, Fenner             Credit Suisse First Boston Corporation
& Smith Incorporated                      11 Madison Avenue
Debt Capital Markets - Commercial         New York, New York 10010
Real Estate Debt
4 World Financial Center - 26th Flr.      Salomon Smith Barney, Inc.
250 Vesey Street                          388 Greenwich Street, 11th Floor
New York, New York 10080                  New York, New York 10013


            Re: Credit Suisse First Boston Mortgage Securities Corp.
                Commercial Mortgage Pass-Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     We have acted as special counsel to Wells Fargo Bank Minnesota, N. A., a national banking association, in its role as trustee (the "Trustee") in connection with the issuance of the above referenced Certificates (the "Certificates") pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and the Trustee (the "Agreement"). All capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement.

     In connection with rendering this opinion letter, we have examined the Agreement and such other documents as we have deemed necessary. As to certain factual matters, we have relied, to the extent we have deemed proper, on statements in the Agreement and certificates of, or other documents obtained from, officers or representatives of the Trustee or other parties to the Agreement or public officials. In rendering this opinion letter, we have also assumed, without independent investigation (i) the authenticity of all documents submitted to us as originals, the genuineness of signatures on all original documents, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as certified, conformed, photographic or telecopied copies; (ii) the conformity to the requirements of the Agreement, of the Mortgage Notes, the Mortgages and other documents delivered or caused to be delivered to the Trustee by or on behalf of the Depositor; (iii) the performance by all parties to the Agreement in accordance with their covenants and agreements made therein; (iv) that the representations and warranties set forth in the Agreement are true and correct, as to factual matters; (v) that the Trustee has been duly organized and is validly existing under the laws of the United States of America; (vi) that the execution, delivery and performance of the Agreement by the Trustee do not conflict with or violate any of the Trustee's organizational documents or by-laws or any provision of any order, writ, judgment, injunction, decree, agreement, determination or award applicable to the Trustee, do not violate any statute, law or regulation of the United States of America and do not require any authorization, approval or other action by, or notice to or filings with, any governmental authority or regulatory body of the United States of America, other than those that have been duly obtained or made and are in full force and effect; (vii) that the Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligations of the parties thereto (other than the Trustee); (viii) that the Agreement is duly authorized, executed and delivered by the Trustee; (ix) that the Agreement is executed and delivered in the form examined by us; and (x) that there is not any agreement that materially supplements or otherwise modifies the agreements expressed in the Agreement.

     Certain attorneys of this Firm are members of the bar of the State of New York. In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York, nor do we express any opinion concerning the application of the "doing business" laws of any jurisdiction (including New York) or the obligation of the Trustee to obtain any authorization, consent, approval or license of, give notice to, or register with, or take any other action with respect to any governmental or regulatory authority or agency. We have made no independent investigations as to, or passed on, the operation of the Trust or the sale of the Certificates in New York or in any other state or the characterization of the Certificates or the Trust for federal or state tax law purposes. We do not express any opinion on any issue not expressly addressed below.

     Based upon the foregoing and subject to the assumptions, limitations and qualifications herein, it is our opinion that the Agreement constitutes a valid, legal and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms.

     However, we express no opinion as to any of the following: (i) the effect on enforceability of (a) any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the rights of creditors generally as they may be applied in the context of a national banking association, or (b) general principles of equity, including (without limitation) concepts of materiality, reasonableness, public policy, good faith, fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law); (ii) any federal or state securities law; (iii) the enforceability of any indemnity, contribution, set off or judgment currency provisions; (iv) any law, rule, regulation, ordinance, code, guideline or similar provision of law of any county, municipality or similar political subdivision or any agency or instrumentality thereof; (v) any law, rule or regulation (a) the violation of which would not have a material adverse effect on the Trustee or (b) to which the Trustee may be subject as a result of any other person's legal or regulatory status or any such other person's involvement in the transactions contemplated by the Agreement; (vi) clauses relating to severability or similar clauses; (vii) any clause stating that rights and remedies of any party are cumulative and may be enforced in addition to any other right or remedy and that the election of a particular remedy does not preclude recourse to one or more remedies; (viii) the availability of the defense of inconvenient forum in any action or proceeding in any court sitting in the State of New York arising out of or relating to any matter under the Agreement; (ix) the effectiveness of any waiver of venue or waiver of jury trial; (x) any agreement to the sole jurisdiction of any court or to the jurisdiction of a Federal court to the extent of the lack of subject matter or diversity jurisdiction, or to the exclusive jurisdiction of any court; (xi) any provision of the Agreement (a) restricting access to legal or equitable remedies, (b) providing that the Agreement may only be amended, modified or waived in writing, or (c) waiving rights or remedies which, as a matter of law, cannot be waived; or (xii) usury.

         This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document.

                                              Very truly yours,


                                              MAYER, BROWN & PLATT

                                    EXHIBIT I

               Form of Opinion of Counsel to the Special Servicer

                                 March 16, 2001

Credit Suisse First Boston Mortgage       KeyCorp Real Estate Capital
  Securities Corp.                         Markets, Inc.
11 Madison Avenue, 5th Floor              911 Main Street, Suite 1500
New York, New York 10010                  Kansas City, Missouri  64105

Wells Fargo Bank Minnesota, N.A.          Credit Suisse First Boston Corporation
11000 Broken Land Parkway                 11 Madison Avenue, 5th Floor
Columbia, Maryland  21044-3562            New York, New York 10010

McDonald Investments Inc.                 Merrill Lynch, Pierce, Fenner & Smith
800 Superior Avenue                        Incorporated
Cleveland, Ohio 44114                     570 Washington Street, 3rd Floor
                                          New York, New York 10080

Salomon Smith Barney Inc.                 Moody's Investors Services, Inc.
388 Greenwich Street, 11th Floor          99 Church Street
New York, New York  10013                 New York, New York 10007

Fitch, Inc.
One State Street Plaza, 31st Floor
New York, New York  10004


            Re: Credit Suisse First Boston Mortgage Securities Corp.
                Commercial Mortgage Pass-Through Certificates, Series 2001-CK1

Ladies and Gentlemen:

     We have acted as special counsel for ORIX Real Estate Capital Markets, LLC with respect to that certain Pooling and Servicing Agreement dated as of March 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee, relating to Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CK1 (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings specified in the Agreement.

     This opinion letter is furnished pursuant to your request.

                  In our examination, we have assumed the genuineness of all signatures (other than that of ORIX Real Estate Capital Markets, LLC), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies. In making our examination of the documents executed by the parties thereto, we have assumed that such parties (other than ORIX Real Estate Capital Markets, LLC) had the power, corporate or otherwise, to enter into and perform all of their respective obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties (other than ORIX Real Estate Capital Markets, LLC) of such documents and the validity and binding effect thereof against such parties (other than ORIX Real Estate Capital Markets, LLC). As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of ORIX Real Estate Capital Markets, LLC. In addition, we have assumed that no provision of the Agreement violates any banking or securities laws or regulations governing the activities of the parties other than ORIX Real Estate Capital Markets, LLC.

     For the purpose of rendering the opinions expressed in this opinion letter, our review has been limited solely to originals or copies of the following documents, and we have made no other investigation or inquiry:

          (a) The Certificate of Formation of Banc One Mortgage Capital Markets, LLC dated March 13, 1997; the Certificate of Correction to Certificate of Formation of Banc One Mortgage Capital Markets, LLC dated as of March 14, 1997; the State of Delaware Certificate of Amendment of Banc One Mortgage Capital Markets, LLC dated as of July 1, 1999, effective as of July 12, 1999, changing the name of the Company to ORIX Real Estate Capital Markets, LLC, with the company continuing as a Delaware limited liability company under its existing charter; and the Amended and Restated Limited Liability Company Agreement of ORIX Real Estate Capital Markets, LLC dated as of July 12, 1999 (amending and restating that certain Amended and Restated Limited Liability Company Agreement of Banc One Mortgage Capital Markets, LLC dated as of March 31, 1997), all of which are filed with the Secretary of State of Delaware (the "Constituent Documents");

          (b) The Certificate of Officer of ORIX Real Estate Capital Markets, LLC dated as of March 16, 2001, attached hereto;

          (c) A copy of the Agreement executed on behalf of ORIX Real Estate Capital Markets, LLC, which copy we have assumed conforms to the original executed by the other parties to the Agreement;

          (d) A Certificate of Good Standing and Existence of the Office of the Secretary of State of the State of Delaware, dated March 1, 2001; a Certificate of Authority of the Secretary of State of the State of Texas, dated March 2, 2001; and a Certificate of Account Status from the Texas Comptroller of Public Accounts, dated March 2, 2001, each relating to ORIX Real Estate Capital Markets, LLC (the "Public Authority Documents").

     We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the laws of the State of Texas with respect to the opinions expressed in paragraphs (6) and (7)(i) below, the limited liability company law of the State of Delaware, and the federal laws of the United States of America.

     We have not conducted any search of any public records nor made any other inquiry concerning the existence of or state of title to any property referenced in the Agreement. We express no opinion as to matters of title or priority of liens.

     We have made no independent examination of the business, assets or properties of ORIX Real Estate Capital Markets, LLC or corporate, limited liability company or partnership records thereof (except with respect to copies of the Constituent Documents).

     We have not been asked to render, and do not render, any opinion with respect to the characterization of the nature of the transaction evidenced by the Agreement.

     We have assumed that all right, title and interest in, to and under the Mortgage Loans (as defined in the Agreement) will be validly transferred to and vested in Wells Fargo Bank Minnesota, N.A., as Trustee, as contemplated by the terms of the Agreement.

     We express no opinion as to the applicability of, or compliance with, any provisions of the Internal Revenue Code of 1986, as amended.

     Based upon and subject to the foregoing and the qualifications herein set forth, we are of the opinion that:

          1. ORIX Real Estate Capital Markets, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is authorized to transact business in, and is in good standing in, the State of Texas. In rendering this opinion, we have relied exclusively on the Public Authority Documents and the Constituent Documents.

          2. ORIX Real Estate Capital Markets, LLC has full limited liability company power and authority to own its properties and conduct its business as presently being conducted by it and to execute, deliver, perform and enter into, and to consummate all transactions and obligations contemplated by, the Agreement.

          3. ORIX Real Estate Capital Markets, LLC has duly authorized by all necessary limited liability company action the execution, delivery and performance of the Agreement.

          4. The Agreement has been duly and validly executed and delivered by ORIX Real Estate Capital Markets, LLC and constitutes the legal, valid and binding obligation of ORIX Real Estate Capital Markets, LLC enforceable in accordance with its respective terms, subject to (a) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          5. Execution and delivery by ORIX Real Estate Capital Markets, LLC of, and performance of its agreements in, the Agreement do not violate ORIX Real Estate Capital Markets, LLC's Constituent Documents.

          6. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by ORIX Real Estate Capital Markets,

     LLC of or compliance by ORIX Real Estate Capital Markets, LLC with the terms of the Agreement, or the consummation of the transactions contemplated by the Agreement.

          7. Neither the consummation of the transactions contemplated by, nor the execution, delivery and performance by ORIX Real Estate Capital Markets, LLC or compliance by ORIX Real Estate Capital Markets, LLC with the terms of the Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under: (i) any statute, rule or regulation; (ii) to our knowledge, the terms of any indenture or other agreement or instrument to which ORIX Real Estate Capital Markets, LLC is a party or by which it is bound or to which it is subject, or (iii) any writ, injunction or decree, known to us, of any court, governmental authority or regulatory body to which ORIX Real Estate Capital Markets, LLC is subject or by which it is bound.

          8. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened which may result in any material adverse change in the business, operations, financial conditions, properties or assets of ORIX Real Estate Capital Markets, LLC or in any material impairment of the right or ability of ORIX Real Estate Capital Markets, LLC to carry on its business substantially as now conducted or in any material liability on the part of ORIX Real Estate Capital Markets, LLC or which would draw into question the validity of the Agreement or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of ORIX Real Estate Capital Markets, LLC to perform under the terms of the Agreement.

     Solely for matters of fact, for purposes of the opinions expressed in paragraphs (6), (7)(ii) and (iii) and (8) we have made inquiry of, and received the Certificate of Officer of ORIX Real Estate Capital Markets, LLC from the Chief Operating Officer and are relying on the Certificate of Officer of ORIX Real Estate Capital Markets, LLC as to matters of fact. Our opinions expressed in paragraphs (1) and (2) are based solely on the provisions of the Limited Liability Company Act, Title 6, Chapter 18 of the Delaware Code, as amended, and the Texas Limited Liability Company Act, Article 1528n of the Texas Revised Civil Statutes, to the extent such act is applicable to ORIX Real Estate Capital Markets, LLC as a foreign limited liability company, and are not based on the review of any case law or judicial precedent of the State of Delaware, the State of Texas or elsewhere.

     All portions of this opinion letter which are limited to the extent of our knowledge or to matters "known to us" or by words of similar import (i) are limited to the actual knowledge of the pertinent facts possessed by the attorneys in this firm who have given substantive legal attention to the representation of ORIX Real Estate Capital Markets, LLC in connection with the transactions contemplated by the Agreement, or have represented ORIX Real Estate Capital Market LLC in the past year, and, with your consent, we have made no independent investigation or review of any such matter for purposes of this opinion letter except to obtain the Certificate of Officer of ORIX Real Estate Capital Markets, LLC, (ii) do not include constructive knowledge or inquiry knowledge, and (iii) do not require or imply any examination of the firm's files or that any inquiry be made of ORIX Real Estate Capital Markets, LLC, any lawyer (other than the lawyers in this firm who have rendered substantive attention to the transaction contemplated by the Agreement), or any other person.

     The foregoing opinions, insofar as they relate to the legality, validity, binding nature and enforceability of the Agreement are qualified to the extent that (a) no opinion is expressed as to the enforceability of any indemnification provisions of the Agreement to the extent that any such provisions provide for indemnification against, or contribution in respect of, securities law liabilities and (b) certain remedial, waiver and similar provisions of the Agreement may be further limited or rendered unenforceable by applicable laws, rules, regulations, statutes, administrative interpretations and judicial decisions (collectively, the "Laws"), but in our opinion such Laws do not, subject to the other qualifications contained herein, make the remedies generally afforded by the Agreement inadequate for the practical realization of the material benefits purported to be provided by the Agreement, except for the economic consequences of procedural or other delays. In addition, we have assumed that, to the extent that any party to the Agreement exercises its rights or enforces any remedies under the Agreement, it will do so in good faith and in a commercially reasonable manner and that it will abide by any implied covenant of good faith and fair dealing which may be imposed by any of the Laws.

     No opinion may be inferred as to any matter other than as expressly provided herein, and no opinion may be implied or inferred therefrom or from any of the limitations, qualifications, and assumptions set forth herein. Specifically, we express no opinion as to (a) the financial ability of ORIX Real Estate Capital Markets, LLC to meet its obligations under the Agreement, (b) the truthfulness or accuracy of any reports, documents, certificates or other matters furnished by ORIX Real Estate Capital Markets, LLC to any person in connection with the Agreement, or (c) the truthfulness or accuracy of any representation or warranty made by ORIX Real Estate Capital Markets, LLC.

     This opinion is being furnished to you pursuant to your request therefor and has been rendered to you on the condition that the opinions expressed herein may not be published or otherwise communicated by you to any other person without our specific prior written approval in each instance, except that copies of this opinion may be distributed to the parties to the transaction contemplated by the Agreement.

                                              Very truly yours,



                                              AKIN, GUMP, STRAUSS, HAUER &
                                                FELD, L.L.P.

                                   EXHIBIT J-1

                   Form I of Depositor's Officer's Certificate

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-CK1


                      CERTIFICATE OF ASSISTANT SECRETARY OF
              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

     I, Rhonda Matty, hereby certify that I am a duly appointed Assistant Secretary of Credit Suisse First Boston Mortgage Securities Corp. (the "Company"), and further certify as follows:

          1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware.

          2. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Company are pending or contemplated.

          3. Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Company and his genuine signature is set forth opposite his name:

     NAME                       OFFICE                        SIGNATURE
     ----                       ------                        ---------

     -----------------          -------------------           ------------------

     -----------------          -------------------           ------------------


          4. Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Company, which Certificate of Incorporation and By-Laws are, on the date hereof, and have been at all times since the formation of the Company, in full force and effect.

          5. Attached hereto as Exhibit II is a certificate of good standing of the Company issued by the Secretary of State of the State of Delaware within ten (10) days of the date hereof and no event (including, without limitation, any act or omission on the part of the Company) has occurred since the date thereof which has affected the good standing of the Company under the laws of the State of Delaware.

          6. The Board of Directors, by unanimous written consent dated
     March   , 2001 (the "Resolutions"), authorized all actions necessary to accomplish the issuance and sale of the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK1. The Resolutions are attached hereto as Exhibit III. The Resolutions have not been amended, modified, annulled or revoked, and are in full force and



                                     J-1-1
     effect as of the date hereof, and the instruments authorized in the Resolutions were executed pursuant thereto and in compliance therewith.

     Capitalized terms used but not defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement, dated as of March 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of
March   , 2001.

                                                   -----------------------------
                                                   Name: Rhonda Matty
                                                   Title: Assistant Secretary



                                     J-1-2

                                   EXHIBIT J-2

                  Form II of Depositor's Officer's Certificate

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-CK1

                          CERTIFICATE OF THE DEPOSITOR

     In connection with the issuance of the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-CK1 (the "Certificates"), pursuant to a Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as (the "Depositor"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, and the sale of the Certificates pursuant to the Underwriting Agreement dated as of March 5, 2001 (the "Underwriting Agreement"), between the Depositor, Credit Suisse First Boston Corporation ("CSFB"), McDonald Investments Inc. ("McDonald"), Merrill Lynch, Pierce, Fenner & Smith, Incorporated (Merrill Lynch") and Salomon Smith Barney Inc. ("SSBI"; and, together with CSFB, McDonald, and Merrill Lynch, the "Underwriters"), and the Certificate Purchase Agreement dated as of March 5, 2001 (the "Certificate Purchase Agreement"), between the Depositor and CSFB (together, the Pooling and Servicing Agreement, the Underwriting Agreement and the Certificate Purchase Agreement are referred to as the "Agreements"), the Depositor does hereby certify that (A) the representations and warranties of the Depositor in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof and (B) the Depositor has complied with all the agreements and satisfied all the conditions on its part required under the Agreements to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreements.

     Certified March   , 2001


                            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.


                            By: ________________________________________________
                            Name:
                            Title:


                                     J-2-1

                                    EXHIBIT K

                     Form of Trustee's Officer's Certificate

              Credit Suisse First Boston Mortgage Securities Corp.
                  Commercial Mortgage Pass-Through Certificates

                                 Series 2001-CK1

                             CERTIFICATE OF TRUSTEE

     I, Jack A. Aini, a Vice President of Wells Fargo Bank Minnesota, N.A.("Wells Fargo"), the trustee under the Pooling and Servicing Agreement, dated as of January 31, 2001 (the "Agreement"), between Credit Suisse First Boston Mortgage Securities Corp., as Depositor, KeyCorp Real Estate Capital Markets Inc. d/b/a Key Commercial Mortgage, as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer, and Wells Fargo, as Trustee, hereby certify the following information. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

          (a) Wells Fargo is the Trustee under the Agreement.

          (b) The Agreement has been duly executed and acknowledged on behalf of the Trustee by Leslie A. Gaskill, Vice President, its authorized signatory, and the Agreement has been duly delivered on behalf of the Trustee.

          (c) Attached hereto as Exhibits A, B, and C respectively, are true and correct copies of the Organization Certificate, amended By-Laws and Resolutions of the Board of Directors of Wells Fargo, each of which is in full force and effect on the date hereof.

          (d) The signature set forth below, opposite the name and title of the above-mentioned officer of the Trustee, is her authentic and genuine signature.

          Office                Name                             Signature
          ------                ----                             ---------

      Vice President       Leslie A. Gaskill                ____________________


          (e) The officer named in paragraph (d) above was at the time of the acts referred to in paragraph (b) above and (f) below, and is at the date hereof, duly appointed, qualified and acting as an officer of the Trustee, and is duly authorized to perform such acts, and the signature on the Agreement is her true signature.

          (f) The Certificates dated the date hereof and provided for by the Agreement have been authenticated, on behalf of the trust created by the Agreement, by authorized officers of the Trustee.

          (g) The Certificates have on or before this date been delivered, by the Trustee, to or on the order of the Depositor.


Dated:  March ___, 2001

WELLS FARGO BANK MINNESOTA, N.A.,
as Trustee

By:______________________________
Jack A. Aini

                                    EXHIBIT L

                 Form of Master Servicer's Officer's Certificate

                    KEYCORP REAL ESTATE CAPITAL MARKETS, INC.


                              OFFICER'S CERTIFICATE

     The undersigned, Edward J. Burke, a Senior Vice President of KeyCorp Real Estate Capital Markets, Inc. (the "Corporation"), in connection with the Pooling and Servicing Agreement dated as of March 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Corporation, Credit Suisse First Boston Mortgage Securities Corp., ORIX Real Estate Capital Markets, LLC and Wells Fargo Bank Minnesota, N.A., as Trustee (unless otherwise indicated, defined terms used herein shall have the meanings assigned to them in the Pooling and Servicing Agreement), hereby certifies that, to the best of his knowledge, after reasonable investigation:

          1. The undersigned has carefully examined the Prospectus Supplement and nothing has come to the attention of the undersigned that would lead the undersigned to believe that the statements in the Prospectus Supplement relating to the Corporation and its operations contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2. The representations and warranties made by the Corporation in the Pooling and Servicing Agreement were true and correct in all material respects as of the date of the Pooling and Servicing Agreement and are true and correct in all material respects as of the date hereof.

          3. The Corporation has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under the Pooling and Servicing Agreement on or prior to the Closing Date.

     IN WITNESS WHEREOF, the above named officer has hereunto signed his name.

Dated:  March __, 2001
                                                     ---------------------------
                                                     Edward J. Burke
                                                     Senior Vice President

                                    EXHIBIT M

                Form of Special Servicer's Officer's Certificate

                             CERTIFICATE OF OFFICER

                                       OF

                      ORIX REAL ESTATE CAPITAL MARKETS, LLC

     I, the undersigned, Edgar L. Smith, II, hereby certify that I was validly appointed to the office of, and am, the Chief Operating Officer of ORIX Real Estate Capital Markets, LLC, a Delaware limited liability company, (the "Company"), and do further certify as follows:

          1. The Amended and Restated Limited Liability Company Agreement of ORIX Real Estate Capital Markets, LLC dated as of July 12, 1999 (amending and restating that certain Amended and Restated Limited Liability Company Agreement of Banc One Mortgage Capital Markets, LLC dated as of March 31,
     1997), (the "LLC Agreement") for the Company, is in full force and effect on this date, and constitutes the complete agreement with respect to the LLC Agreement. The Company is duly organized pursuant to the Certificate of Formation of Banc One Mortgage Capital Markets, LLC dated as of March 13, 1997, for the Company, as amended by the Certificate of Correction to Certificate of Formation of Banc One Mortgage Capital Markets, LLC dated as of March 14, 1997 (collectively, the "Certificate of Formation"), and as further amended by the State of Delaware Certificate of Amendment of Banc One Mortgage Capital Markets, LLC dated as of July 1, 1999, effective as of July 12, 1999, changing the name of the Company to ORIX Real Estate Capital Markets, LLC, with the Company continuing as a Delaware limited liability company under its existing charter, each of which has been filed with the Secretary of State of the State of Delaware, and is in full force and effect on this date.

          2. The Company has taken all organizational actions necessary to authorize the execution and delivery of, and to perform all of the obligations arising from, that relate to that certain Pooling and Servicing Agreement dated as of March 1, 2001, by and among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage, as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee, relating to Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2001-CK1 (the "Transaction Document").

          3. Either (i) no approval, authorization, consent or order, registration, filing, qualification, license or permit of, or with, any court or governmental agency or body or third party is required for the consummation of the transactions contemplated by the Transaction Document, or the execution, delivery or performance of the Transaction Document by the Company, or (ii) any required consent, approval, authorization or order has been obtained. The Transaction Document is consistent with the general policies of the Company as contemplated by the resolutions adopted by the Company's Board of Managers.

          4. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Transaction Document, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default of the Company under the Certificate of Formation, the LLC Agreement, or, to the best of my knowledge, the terms of any indenture or other agreements or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

          5. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial conditions, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company or which would draw into question the validity of the Transaction Document or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Transaction Document.

          6. The representations and warranties of the Company contained in the Transaction Document are true and correct on the date hereof.


                            [SIGNATURE PAGE FOLLOWS]

Dated as of March ____, 2001            ORIX Real Estate Capital Markets, LLC,
                                        a Delaware limited liability company


                                        By:_____________________________________
                                        Name: Edgar L. Smith, II
                                        Title: Chief Operating Officer



     I, J. Russell Akin, Assistant Secretary of ORIX Real Estate Capital Markets, LLC, hereby certify that Edgar L. Smith, II is the duly appointed, qualified, and acting Chief Operating Officer of ORIX Real Estate Capital Markets, LLC, that the signature appearing above is his genuine signature, and that he is authorized to execute and deliver the Transaction Document on behalf of the Company.

     IN WITNESS WHEREOF, I have hereunto signed my name.

Dated as of March ____, 2001            ORIX Real Estate Capital Markets, LLC,
                                        a Delaware limited liability company


                                        By:_____________________________________
                                        Name: J. Russell Akin
                                        Title: Assistant Secretary

                                    EXHIBIT N

              Form of Computational Material/ABS Term Sheet Legend

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Salomon Smith Barney Inc. (collectively, the "Underwriters") provide to you information in connection with your considering the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. The information contained herein has been compiled by the Underwriters from sources that the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of you own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.


                                      N-1